                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                          1934 (AMENDMENT NO.       )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

_______________________________________________________________________________

                           SHORT-TERM INVESTMENTS CO.
                          (For its Series Portfolios:
                            Liquid Assets Portfolio
                                Prime Portfolio)

                          SHORT-TERM INVESTMENTS TRUST
                          (For its Series Portfolios:
                               Treasury Portfolio
                        Treasury TaxAdvantage Portfolio)

                            TAX-FREE INVESTMENTS CO.
                           (For its Series Portfolio:
                            Cash Reserve Portfolio)
_______________________________________________________________________________

    (Name of Registrant as Specified In Its Charter or Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

_______________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:

_______________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:

_______________________________________________________________________________

5)  Total fee paid:

_______________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

_______________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:

_______________________________________________________________________________

3)  Filing Party:

_______________________________________________________________________________

4)  Date Filed:

_______________________________________________________________________________

                           SHORT-TERM INVESTMENTS CO.
                          SHORT-TERM INVESTMENTS TRUST
                            TAX-FREE INVESTMENTS CO.
                         11 Greenway Plaza, Suite 1919
                               Houston, TX 77046

                                                               December 20, 1996

Dear Shareholder:

As you may know, A I M Management Group Inc. ("AIM Management"), the parent company of A I M Advisors, Inc. ("AIM"), the investment advisor to The AIM Family of Funds--Registered Trademark--, has entered into an agreement under which AIM Management will merge with a subsidiary of INVESCO plc. As a result of this merger, it is necessary for the shareholders of each of the AIM Funds to approve a new investment advisory agreement (and in some cases, a new sub-advisory agreement).

     The following important facts about the transaction are outlined below:

     - The merger has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses charged to your Fund will not change as a result of this merger.

     - The investment objectives of the Fund will remain the same and key employees of AIM will continue to manage your Funds as they have in the past.

     - The merger will not change the quality of the investment management and shareholder services that you have received over the years.

Shareholders are also being asked to approve Directors/Trustees, to approve certain proposed changes in fundamental policies and to ratify the selection of independent accountants. After careful consideration, the Board of Directors/Trustees of your Fund has unanimously approved these proposals and recommends that you read the enclosed materials carefully and then vote FOR all proposals.

Since all of the AIM Funds are required to conduct shareholder meetings, you will receive at least one statement and a proxy card for each Fund you own. PLEASE VOTE EACH PROXY CARD YOU RECEIVE.

Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Thank you for your cooperation and continued support.

                                          Sincerely,

                                          /s/ CHARLES T. BAUER

                                          Charles T. Bauer
                                          Chairman
------------------------------

GROUP D

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE OR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY. UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                                  VALID SIGNATURE
------------------------------------------------------------   ------------------------------
Trust Accounts
     (1) ABC Trust Account..................................   Jane B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78................   Jane B. Doe
Partnership Accounts
     (1) The XYZ Partnership................................   Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership...............   Jane B. Smith, General Partner
Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
          UGMA/UTMA.........................................   John B. Smith
     (2) Estate of John B. Smith............................   John B. Smith, Jr., Executor
Corporate Accounts
     (1) ABC Corp. .........................................   ABC Corp.
                                                               John Doe, Treasurer
     (2) ABC Corp. .........................................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer..................   John Doe
     (4) ABC Corp. Profit Sharing Plan......................   John Doe, Trustee

                           SHORT-TERM INVESTMENTS CO.
                            Liquid Assets Portfolio
                                Prime Portfolio

                          SHORT-TERM INVESTMENTS TRUST
                               Treasury Portfolio
                        Treasury TaxAdvantage Portfolio

                            TAX-FREE INVESTMENTS CO.
                             Cash Reserve Portfolio

            11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

                         ------------------------------

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 7, 1997

                         ------------------------------

TO THE SHAREHOLDERS:

     A joint annual meeting of shareholders of Short-Term Investments Co. ("STIC"), Short-Term Investments Trust ("STIT") and Tax-Free Investments Co. ("TFIC") will be held on Friday, February 7, 1997 at 2:00 p.m. local time at 11 Greenway Plaza, Suite 1919, Houston, Texas, with respect to each of the investment companies and their series portfolios listed above (such portfolios are collectively referred to as the "Funds"), for the following purposes:

     (1) For each of STIC, STIT and TFIC, to elect nine Directors/Trustees, each of whom will serve until his successor is elected and qualified.

     (2) For each of the Funds, to approve a new Investment Advisory Agreement with A I M Advisors, Inc.

     (3) For each of the Funds, to eliminate the fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental investment policies.

     (4) For each of STIC, STIT and TFIC, to ratify the selection of KPMG Peat Marwick LLP as independent accountants for the fiscal years ending in 1997.

     (5) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on December 3, 1996 are entitled to vote at the annual meeting and any adjournments. If you attend the annual meeting, you may vote your shares in person. If you expect to attend the annual meeting in person, please notify the Funds by calling 1-800-952-3502. If you do not expect to attend the annual meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured.

December 20, 1996

                                                      Charles T. Bauer
                                                 Chairman of the Boards of
                                                     Directors/Trustees

                           SHORT-TERM INVESTMENTS CO.
                            Liquid Assets Portfolio
                                Prime Portfolio

                          SHORT-TERM INVESTMENTS TRUST
                               Treasury Portfolio
                        Treasury TaxAdvantage Portfolio

                            TAX-FREE INVESTMENTS CO.
                             Cash Reserve Portfolio

            11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

                         ------------------------------

                             JOINT PROXY STATEMENT

                         ------------------------------

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 7, 1997

                         ------------------------------

     The accompanying proxy is solicited by the Board of Directors/Trustees of each of Short-Term Investments Co. ("STIC"), Short-Term Investments Trust ("STIT") and Tax-Free Investments Co. ("TFIC") (collectively, the "Companies"), on behalf of the series portfolios listed above (collectively referred to as the "Funds") in connection with the joint annual meeting of shareholders of the Companies to be held at the offices of A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas at 2:00 p.m. local time on Friday, February 7, 1997 (the "Annual Meeting"). A shareholder can revoke the proxy prior to its use by appearing at the Annual Meeting and voting in person, by giving written notice of such revocation to the Secretary of the applicable Company, or by returning a subsequently dated proxy. If you expect to attend the Annual Meeting in person, please notify the Funds by calling 1-800-952-3502.

     The following table summarizes each proposal to be presented at the Annual Meeting and the Funds to be solicited pursuant to this joint proxy statement with respect to such proposal:

                                                                          AFFECTED
                                                                        COMPANIES OR
PROPOSAL                                                                    FUNDS
--------                                                               ---------------
   1.       Election of Directors/Trustees                             All Companies
   2.       Approval of New Advisory Agreement                           All Funds
   3.       Elimination of Fundamental Investment Policy                 All Funds
            Prohibiting or Restricting Investments in Other
            Investment Companies and/or Amendment of Certain
            Related Fundamental Investment Policies
   4.       Ratification of KPMG Peat Marwick LLP as Independent       All Companies
            Accountants

     Upon the request of any shareholder, each of the Funds will furnish, without charge, a copy of such Fund's annual report for its most recent fiscal year together with any subsequent semi-annual report. All such requests should be directed to AIM at 1-800-347-4246.

VOTING

     At the Annual Meeting, shareholders of record at the close of business on December 3, 1996 (the "Record Date") will be entitled to one vote per share on the applicable proposals set forth above, with proportional votes for fractional shares. STIC had 9,293,106,334.390 shares, STIT had 4,956,810,711.360 shares and
TFIC had 1,086,107,556.440 shares outstanding on the Record Date. The number of shares outstanding on the Record Date for each series portfolio of STIC, STIT and TFIC is set forth in Annex A. It is expected that this joint proxy statement (the "proxy statement") and the accompanying proxy will be first sent to shareholders on or about December 20, 1996.

     The affirmative vote of a plurality of votes cast is necessary to elect each Company's Board of Directors/Trustees (i.e., the nominees receiving the most votes will be elected) (Proposal 1). The favorable vote of the holders of a "majority of the outstanding voting securities" of each Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is required to approve each Fund's new Investment Advisory Agreement (Proposal 2), and to approve the elimination of each Fund's fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental investment policies (Proposal 3). The 1940 Act defines a "majority of the outstanding voting securities" of a Fund to mean the lesser of
(a) the vote of holders of 67% or more of the voting shares of the Fund present in person or by proxy at the Annual Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund are present in person or by proxy, or
(b) the vote of the holders of more than 50% of the outstanding voting shares of the Fund. The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG Peat Marwick LLP as independent accountants for each Company (Proposal 4).

     The Board of Directors/Trustees of each of the Companies has named Charles
T. Bauer, Chairman, Robert H. Graham, President, and Carol F. Relihan, Secretary, of each of the Companies, as proxies. Unless specific instructions are given to the contrary in the accompanying proxy, the proxies will vote FOR the election of each Director/Trustee named in the proxy statement, FOR the approval of the new Investment Advisory Agreement for each of the Funds, FOR the proposal to eliminate each Fund's fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental investment policies, and FOR the ratification of the selection of KPMG Peat Marwick LLP as independent accountants for the Companies.

     Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes do not count as votes cast but have the same effect as casting a vote against proposals that require the vote of a majority of the shares present at the Annual Meeting, provided a quorum exists.

     The Board of Directors/Trustees of each of the Companies currently knows of no other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will vote in accordance with their best judgment. The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

                                 PROPOSAL 1 --

                         ELECTION OF DIRECTORS/TRUSTEES

     For election of Directors/Trustees at the Annual Meeting, the Board of Directors/Trustees of each of the Companies has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar, each of whom is currently a Director/Trustee of each of the Companies, each to serve as Director/Trustee until his successor is elected and qualified. All of the nominees presently serve as Directors, Trustees or officers of the ten open-end management investment companies advised by AIM (all such investment companies and their series portfolios, if any, are referred to collectively as the "AIM Funds").

     The proxies will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each of the nominees has indicated that he is willing to serve as a Director/Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors/Trustees who are not "interested persons" of the Companies, as defined in the 1940 Act, may recommend.

     The following table sets forth certain information concerning the Directors/Trustees:

                                                    (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
                                    DIRECTOR/              PAST FIVE YEARS AND (2) CURRENT
          NAME (AGE)              TRUSTEE SINCE              DIRECTORSHIPS/TRUSTEESHIPS
-------------------------------  ---------------   -----------------------------------------------
Charles T. Bauer (77)*           STIC 05/05/93     (1) Director, Chairman and Chief Executive
                                 STIT 05/05/93     Officer, A I M Management Group Inc.; and
                                 (and of its       Chairman of the Board of Directors, A I M
                                 predecessors      Advisors, Inc., A I M Capital Management, Inc.,
                                 since 1977)       A I M Distributors, Inc., A I M Fund Services,
                                 TFIC 03/04/92     Inc., A I M Institutional Fund Services, Inc.
                                 (and of its       and Fund Management Company. (2)
                                 predecessors      Director/Trustee of the AIM Funds.
                                 since 1977)

---------------

* Mr. Bauer is an "interested person" of each Company, as defined in the 1940 Act, primarily because of his positions with AIM, and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

                                                    (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
                                    DIRECTOR/              PAST FIVE YEARS AND (2) CURRENT
          NAME (AGE)              TRUSTEE SINCE              DIRECTORSHIPS/TRUSTEESHIPS
-------------------------------  ---------------   -----------------------------------------------
Bruce L. Crockett (52)           STIC 05/05/93     (1) Formerly, Director, President and Chief
                                 STIT 05/05/93     Executive Officer, COMSAT Corporation (includes
                                 TFIC 12/08/92     COMSAT World Systems, COMSAT Mobile
                                                   Communications, COMSAT Video Enterprises,
                                                   COMSAT RSI and COMSAT International Ventures);
                                                   President and Chief Operating Officer, COMSAT
                                                   Corporation; President, World Systems Division,
                                                   COMSAT Corporation; and Chairman, Board of
                                                   Governors of INTELSAT; (each of the COMSAT
                                                   companies listed above is an international
                                                   communication, information and
                                                   entertainment-distribution services company).
                                                   (2) Director/Trustee of the AIM Funds.
Owen Daly II (72)                STIC 05/05/93     (1) Formerly, Director, CF&I Steel Corp.,
                                 STIT 05/05/93     Monumental Life Insurance Company and
                                 (and of its       Monumental General Insurance Company; and
                                 predecessors      Chairman of the Board of Equitable
                                 since 1986)       Bancorporation. (2) Director/Trustee of the AIM
                                 TFIC 03/05/92     Funds; and Director, Cortland Trust Inc.
                                 (and of its       (investment company).
                                 predecessors
                                 since 1992)
Carl Frischling (59)**           STIC 05/05/93     (1) Partner, Kramer, Levin, Naftalis & Frankel
                                 STIT 05/05/93     (law firm). Formerly, Partner, Reid & Priest
                                 (and of its       (law firm); and prior thereto, Partner,
                                 predecessors      Spengler Carlson Gubar Brodsky & Frischling
                                 since 1980)       (law firm). (2) Director/Trustee of the AIM
                                 TFIC 03/05/92     Funds.
                                 (and of its
                                 predecessors
                                 since 1992)

---------------

 ** Mr. Frischling is an "interested person" of each Company, as defined in the 1940 Act, primarily because of payments received by his law firm for services to the AIM Funds.

                                                    (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
                                    DIRECTOR/              PAST FIVE YEARS AND (2) CURRENT
          NAME (AGE)              TRUSTEE SINCE              DIRECTORSHIPS/TRUSTEESHIPS
-------------------------------  ---------------   -----------------------------------------------
Robert H. Graham (50)***         STIC 05/10/94     (1) Director, President and Chief Operating
                                 STIT 05/05/93     Officer, A I M Management Group Inc.; Director
                                 (and of its       and President, A I M Advisors, Inc.; and
                                 predecessors      Director and Senior Vice President, A I M
                                 since 1986)       Capital Management, Inc., A I M Distributors,
                                 TFIC 05/10/94     Inc., A I M Fund Services, Inc., A I M
                                                   Institutional Fund Services, Inc. and Fund
                                                   Management Company. (2) Director/Trustee of the
                                                   AIM Funds.
John F. Kroeger (72)             STIC 05/05/93     (1) Formerly, Consultant, Wendell & Stockel
                                 STIT 05/05/93     Associates, Inc. (consulting firm). (2)
                                 (and of its       Director/Trustee of the AIM Funds; and
                                 predecessors      Director, Flag Investors International Fund,
                                 since 1980)       Inc., Flag Investors Emerging Growth Fund,
                                 TFIC 03/05/92     Inc., Flag Investors Telephone Income Fund,
                                 (and of its       Inc., Flag Investors Equity Partners Fund,
                                 predecessors as   Inc., Total Return U.S. Treasury Fund, Inc.,
                                 of 1982)          Flag Investors Intermediate Term Income Fund,
                                                   Inc., Managed Municipal Fund, Inc., Flag
                                                   Investors Value Builder Fund, Inc., Flag
                                                   Investors Maryland Intermediate Tax-Free Income
                                                   Fund, Inc., Flag Investors Real Estate
                                                   Securities Fund, Inc., Alex Brown Cash Reserve
                                                   Fund, Inc. and North American Government Bond
                                                   Fund, Inc. (investment companies).
Lewis F. Pennock (54)            STIC 05/05/93     (1) Attorney in private practice in Houston,
                                 STIT 05/05/93     Texas. (2) Director/Trustee of the AIM Funds.
                                 (and of its
                                 predecessors
                                 since 1981)
                                 TFIC 03/04/92
                                 (and of its
                                 predecessors
                                 since 1992)

---------------

*** Mr. Graham is an "interested person" of each Company, as defined in the 1940
    Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of A I M Management Group Inc., which owns all of the outstanding stock of AIM.

                                                    (1) PRINCIPAL OCCUPATION/AFFILIATIONS DURING
                                    DIRECTOR/              PAST FIVE YEARS AND (2) CURRENT
          NAME (AGE)              TRUSTEE SINCE              DIRECTORSHIPS/TRUSTEESHIPS
-------------------------------  ---------------   -----------------------------------------------
Ian W. Robinson (73)             STIC 05/05/93     (1) Formerly, Executive Vice President and
                                 STIT 05/05/93     Chief Financial Officer, Bell Atlantic
                                 TFIC 12/08/92     Management Services, Inc. (provider of
                                                   centralized management services to telephone
                                                   companies); Executive Vice President, Bell
                                                   Atlantic Corporation (parent of seven telephone
                                                   companies); and Vice President and Chief
                                                   Financial Officer, Bell Telephone Company of
                                                   Pennsylvania and Diamond State Telephone
                                                   Company. (2) Director/Trustee of the AIM Funds.
Louis S. Sklar (56)              STIC 05/05/93     (1) Executive Vice President, Development and
                                 STIT 05/05/93     Operations, Hines Interests Limited Partnership
                                 (and of its       (real estate development). (2) Director/Trustee
                                 predecessors      of the AIM Funds.
                                 since 1989)
                                 TFIC 03/04/92
                                 (and of its
                                 predecessors
                                 since 1992)

                         ------------------------------

     The Companies do not hold regular annual meetings at which Directors/Trustees are elected.

     During the year ending December 31, 1996, the Companies' Boards of Directors/Trustees met eight times. Each Company has three standing committees of its Board of Directors/Trustees: the Audit Committee, the Investments Committee and the Nominating and Compensation Committee. During the year ending December 31, 1996, each Company's Audit Committee met four times, Investments Committee met four times, and Nominating and Compensation Committee met two times. During such year, all of the Companies' Directors/Trustees attended at least 75% of the aggregate of the number of meetings of the Boards of Directors/Trustees and all committees.

     The members of the Audit Committee of each Company are Messrs. Daly, Kroeger (Chairman), Pennock and Robinson. The Audit Committee for each Company is responsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the Directors/Trustees as a whole with respect to the Company's fund accounting or its internal accounting controls, and for considering such other matters as the Board of Directors/Trustees may determine. None of the members of the Audit Committees is an "interested person" of any Company, as defined by the 1940 Act.

     The members of the Investments Committee of each Company are Messrs. Bauer, Crockett, Daly (Chairman), Kroeger and Pennock. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribu-tion issues, and considering such other matters as the Board of Directors/Trustees may from time to time determine. Mr. Bauer is an "interested person" of the Companies, as defined by the 1940 Act.

     The members of the Nominating and Compensation Committee of each Company are Messrs. Crockett, Daly, Kroeger, Pennock (Chairman) and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as Directors/Trustees, reviewing from time to time the compensation payable to the Directors/Trustees who are not "interested persons" of the Companies, as defined by the 1940 Act, and considering such other matters as the Board of Directors/Trustees may from time to time determine. The Nominating and Compensation Committee of each Company has sole authority to nominate persons for Directors/Trustees of such Company but shareholders may submit names of individuals for the Committee's consideration. None of the members of the Nominating and Compensation Committees is an "interested person" of any Company, as defined by the 1940 Act.

COMPENSATION OF DIRECTORS/TRUSTEES

     Each Director/Trustee is reimbursed for expenses incurred in attending each meeting of the Boards of Directors/Trustees or any committee thereof. Each Director/Trustee who is not also an officer of the Companies is compensated for his services according to a fee schedule which recognizes the fact that such Director/Trustee also serves as a Director/Trustee of other AIM Funds. Each such Director/Trustee receives a fee, allocated among the AIM Funds, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued estimated for the calendar year ending December 31, 1996 for each Director/Trustee of the Companies:

                                                                    RETIREMENT
                               AGGREGATE COMPENSATION FROM THE       BENEFITS       TOTAL
                                         COMPANIES(1)               ACCRUED BY   COMPENSATION
                               --------------------------------      ALL AIM     FROM ALL AIM
        DIRECTOR/TRUSTEE        STIC         STIT         TFIC       FUNDS(2)      FUNDS(3)
    -------------------------  ------       ------       ------     ----------   ------------
    Charles T. Bauer.........     -0-          -0-          -0-           -0-           -0-
    Bruce L. Crockett........  $6,952       $4,596       $1,627      $ 38,621      $ 67,000
    Owen Daly II.............   6,924        4,569        1,614        82,607        67,000
    Carl Frischling..........   6,952        4,596        1,627        56,683        67,000
    Robert H. Graham.........     -0-          -0-          -0-           -0-           -0-
    John F. Kroeger..........   6,704        4,425        1,561        83,654        65,000
    Lewis F. Pennock.........   6,814        4,497        1,588        33,702        66,000
    Ian W. Robinson..........   6,952        4,596        1,627        64,973        67,000
    Louis S. Sklar...........   6,853        4,530        1,604        47,593        65,500

------------------------------

(1) The total amount of compensation deferred by all Directors/Trustees of the Companies estimated for the year ending December 31, 1996, including interest earned thereon, is $29,992 for STIC, $20,375 for STIT, and $7,172 for TFIC.

(2) During the year ending December 31, 1996, the total amount of expenses allocated to the Companies in respect of such retirement benefits is $61,452 for STIC, $33,120 for STIT, and $8,514 for TFIC.

(3) Each Director/Trustee serves as a Director/Trustee of a total of ten AIM Funds. Data reflect estimated total compensation earned during the calendar year ending December 31, 1996. Does not include accrued retirement benefits or earnings on deferred compensation.

                         ------------------------------

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Retirement Plan"), each Director/Trustee who is an "Eligible Director/Trustee" (as defined in the Retirement Plan) may be entitled to certain benefits upon retirement from the Board of Directors/Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the Eligible Director/Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the AIM Funds. Each Eligible Director/Trustee is entitled to receive an annual benefit from the AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the AIM Funds for such Eligible Director/Trustee during the twelve-month period immediately preceding the Eligible Director/Trustee's retirement (including amounts deferred under a separate agreement between the AIM Funds and the Eligible Director/Trustee) for the number of such Eligible Director/Trustee's years of service (not in excess of ten years of service) completed with respect to any of the AIM Funds. If an Eligible Director/Trustee dies after attaining the normal retirement date but before receipt of any benefits under the Retirement Plan commences, the Eligible Director/Trustee's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased Eligible Director/Trustee for no more than ten years beginning the first day of the calendar quarter following the date of the Eligible Director/Trustee's death. Payments under the Retirement Plan are not secured or funded by any AIM Fund.

     Set forth below is a table that shows the estimated annual benefits payable to an Eligible Director/Trustee upon retirement assuming various final annual compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 9, 10, 19, 19, 15, 9 and 7, respectively, although, as noted above, the benefits payable are based upon no more than ten years of service.

                       ESTIMATED BENEFITS UPON RETIREMENT

                                       ANNUAL COMPENSATION PAID BY ALL
                                                  AIM FUNDS
NUMBER OF YEARS OF SERVICE             -------------------------------
    WITH THE AIM FUNDS                 $55,000     $60,000     $65,000
--------------------------             -------     -------     -------
            10.......................  $41,250     $45,000     $48,750
             9.......................   37,125      40,500      43,875
             8.......................   33,000      36,000      39,000
             7.......................   28,875      31,500      34,125
             6.......................   24,750      27,000      29,250
             5.......................   20,625      22,500      24,375

DEFERRED COMPENSATION AGREEMENTS

     Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "Deferring Directors/Trustees") have each executed a Deferred Compensation Agreement (collectively, the "DC Agreements"). Pursuant to the DC Agreements, the Deferring Directors/Trustees may elect to defer receipt of up to 100% of their compensation payable by the Companies, and such amounts are placed into a deferral account. Currently, the Deferring Directors/Trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors/Trustee's deferral accounts will be paid in cash generally in equal quarterly installments over a period of ten years beginning on the date the Deferring

Director/Trustee's retirement benefits commence under the Retirement Plan. The Companies' Boards of Directors/Trustees, in their sole discretion, may accelerate or extend the distribution of such deferral accounts after a Deferring Director/Trustee's termination of service as a Director/Trustee of a Company. If a Deferring Director/Trustee dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Director/Trustee's death. The DC Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors/Trustees have the status of unsecured creditors of the Companies and of each other AIM Fund from which they are deferring compensation.

                                 PROPOSAL 2 --

                   APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

INTRODUCTION

     Shareholders are being asked to approve new Investment Advisory Agreements (collectively, the "New Advisory Agreements"), that, except as discussed below with respect to the Cash Reserve Portfolio of TFIC, have no material changes in their terms and conditions, no changes in fees and no material changes in the way the Funds are managed, advised or operated.

     AIM has served as investment advisor to each of the Funds from the dates set forth in Annex B and currently serves pursuant to advisory agreements (collectively, the "Current Advisory Agreements") executed on various dates, as set forth in Annex B. On May 14, 1996, the Board of Directors/Trustees of STIC, STIT and TFIC, including a majority of the Directors/Trustees who are not interested persons of each such Company or AIM (the "Independent Directors/Trustees"), voted to continue the Current Advisory Agreements for an additional year until June 30, 1997.

     The Funds are seeking shareholder approval of the New Advisory Agreements because of the technical requirements of the 1940 Act that apply to the merger (the "Merger") described below under "Merger of AIM Management and INVESCO." Because the Merger will result in a transfer of more than 25% of the outstanding voting shares of A I M Management Group Inc. ("AIM Management"), the direct parent of AIM, an "assignment" of the Current Advisory Agreements will occur under the 1940 Act. The Current Advisory Agreements provide that they will terminate automatically upon their assignment, as required by the 1940 Act. As discussed below, the Merger will not cause any change in the operation of AIM's business.

     At a meeting held on December 10 and 11, 1996, the Board of Directors/Trustees of STIC, STIT and TFIC, including a majority of the Independent Directors/Trustees, approved, subject to shareholder approval, the New Advisory Agreements. A copy of a form of the New Advisory Agreements is attached hereto as Annex C. In approving the New Advisory Agreements, the Boards of Directors/Trustees took into account the terms of the Merger. Except as discussed below with respect to the Cash Reserve Portfolio of TFIC, there are no material differences between the provisions of the Current Advisory Agreements and the New Advisory Agreements. A description of such agreements is provided below under "Terms of the Advisory Agreements." Such description is only a summary and is qualified by reference to the attached Annex C.

     If the conditions to the Merger are not met or waived or if the merger agreement between AIM Management and INVESCO is terminated, the Merger will not be consummated, and the Current Advisory Agreements will remain in effect. If the New Advisory Agreements are approved, and the Merger is thereafter consummated, the New Advisory Agreements will be executed and become effective on the Closing Date, as defined below. In the event that any of the New Advisory Agreements is not approved with respect to any Fund and the Merger is consummated, the Board of Directors/Trustees of the applicable Company will determine what action to take, in any event subject to the approval of shareholders of such Fund.

MERGER OF AIM MANAGEMENT AND INVESCO

     On November 4, 1996, AIM Management (the parent of AIM) entered into an agreement and plan of merger (the "Merger Agreement") with INVESCO plc ("INVESCO"). The Merger Agreement provides for the merger of AIM Management into INVESCO Group Services, Inc., a wholly owned U.S. subsidiary of INVESCO, or into another wholly owned U.S. subsidiary of INVESCO (in either case, "INVESCO Sub").

     INVESCO is an English holding company whose shares are publicly traded on the London Stock Exchange. American Depositary Shares evidencing such shares are traded on the New York Stock Exchange. INVESCO and its subsidiaries are an independent investment management group with a major presence in the institutional investment management and retail mutual fund businesses in the United States and Europe, and a growing presence in the Pacific. INVESCO's U.S. subsidiaries manage individualized investment portfolios of equity, fixed income and real estate securities for institutional clients through five business units. Each unit utilizes a particular investment style in managing assets, and most of these units also serve as advisor or sub-advisor to one or more of INVESCO's U.S. mutual funds. INVESCO's European region serves both institutional and individual investors through six major business units with facilities in the United Kingdom, the Channel Islands, Luxembourg and France. INVESCO has also established relationships with substantial financial organizations in Italy, the Netherlands, Spain and Portugal. INVESCO's Pacific region manages assets of clients based in Asia and Australia on a local, regional or global basis. It also manages investments in the region for INVESCO clients based outside the region. At September 30, 1996, INVESCO's assets under management were in excess of $90 billion.

     Following the Merger, INVESCO will be renamed AMVESCO, plc ("AMVESCO"). AMVESCO will consist of two major complementary businesses, one comprising principally its United States institutional and international businesses, and the other comprising principally its United States retail mutual fund and defined contribution plan businesses. Each of these businesses will be directed by a separate management committee. Charles W. Brady, the Chairman of INVESCO, will head the management committee for AMVESCO's U.S. institutional and international businesses. Robert H. Graham, President and Chief Operating Officer of AIM Management, will become President and Chief Executive Officer of AIM Management's successor and will head the management committee directing AMVESCO's United States retail businesses. Charles T. Bauer, currently Chairman and Chief Executive Officer of AIM Management, will become Vice Chairman of AMVESCO and Chairman of AIM Management's successor. AIM Management and INVESCO believe that their businesses are highly complementary and that the expected benefits resulting from the Merger include broader product range, expanded distribution capability, increased globalization, greater capacity in defined contribution plans, and increased financial strength and independence.

     AIM has advised the AIM Funds that the Merger is not expected to have a material effect on the operations of the AIM Funds or on their shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. Following the Merger, AIM will continue to be a wholly owned subsidiary of the successor to AIM Management. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of AIM relating to the AIM Funds, the personnel managing the AIM Funds or other services provided to and business activities of the AIM Funds. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of AIM. Based on the foregoing, AIM does not anticipate that the Merger will cause a reduction in the quality of services provided to the AIM Funds, or have any adverse effect either on AIM's ability to fulfill its respective obligations under the New Advisory Agreements, or on its ability to operate its businesses in a manner consistent with its current practices.

     Under the Merger Agreement, each of INVESCO and INVESCO Sub has covenanted and agreed that it will comply, and use all reasonable efforts to cause compliance on behalf of its affiliates, with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment advisor and its affiliates may receive any amount of benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor investment advisor) or any interested person of any such advisor receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

     The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such advisor are not "interested persons" (as defined in the 1940 Act) of the new or the old investment advisor. The Board of Directors/Trustees that you are being asked to elect in Proposal No. 1 meets this 75% requirement.

BOARDS OF DIRECTORS/TRUSTEES EVALUATION

     At meetings with the Boards of Directors/Trustees of the AIM Funds beginning in September, 1996, representatives of AIM Management began discussing with the Boards the possibility of a merger between AIM Management and INVESCO. At a meeting in person held on September 27 and 28, 1996, the Boards of Directors/Trustees of the AIM Funds appointed a special committee (the "Special Committee") consisting of the Directors/Trustees of the AIM Funds who are not interested persons of AIM or INVESCO, to review the proposed Merger, consider its potential impact on the AIM Funds and their shareholders, and make recommendations to the Boards of Directors/Trustees of the AIM Funds with respect to the approval of the New Advisory Agreements in view of the proposed Merger. Directors/Trustees of the AIM Funds who are members of the Special Committee are Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar. The Special Committee met with its legal counsel ("Special Counsel"), who assisted it in its deliberations concerning approval of the New Advisory Agreements. At a meeting in person held on November 19, 1996, representatives of AIM Management and INVESCO discussed with the Boards of Directors/Trustees of the AIM Funds the specific terms of the Merger Agreement.

     The Special Committee met separately with Special Counsel on November 8, 1996, November 19, 1996, and December 2, 1996 to consider and review the Directors'/Trustees' fiduciary obligations and the nature and extent of additional information to be requested by them to evaluate the New Advisory Agreements and the potential impact of the Merger on the AIM Funds and their shareholders. Between November 8, 1996 and December 10, 1996, the Special Committee and Special Counsel requested and received additional information from AIM Management, INVESCO and their counsel, and held telephone conferences, regarding the proposed Merger and its potential impact on the AIM Funds and their shareholders. On December 10, 1996, the Special Committee and Special Counsel met separately with representatives of AIM Management and INVESCO to review various aspects of the proposed Merger, and to review additional information regarding INVESCO and the future plans for AIM Management and AIM.

     In connection with its review, the Special Committee possessed or obtained substantial information regarding: the management, financial position and business of INVESCO and its subsidiaries; the history of INVESCO's and its subsidiaries' business and operations; the performance of the investment companies and private accounts advised by INVESCO and its subsidiaries; the impact of the Merger on the AIM Funds and their shareholders; future plans of AMVESCO with respect to AIM and the AIM Funds; performance and financial information about each of the AIM Funds; and information about other funds and their fees and expenses.

     The Special Committee also received information regarding the terms of the Merger and comprehensive financial information, including: INVESCO's plans for financing the Merger; the impact of the financing on AIM Management and AIM; AMVESCO's plans for the compensation of executives and investment and other staff of AIM Management and AIM; information concerning employment contracts with senior management of AIM Management and AIM; and AMVESCO's access to capital markets to meet the capital needs of AIM Management and its subsidiaries.

     In connection with its deliberations, the Special Committee obtained assurances from INVESCO that: the separate identity of AIM Management and AIM would be maintained for the foreseeable future; AMVESCO did not intend to change executive management or staff of AIM Management or AIM (other than to appoint Robert H. Graham Chief Executive Officer of the successor to AIM Management), and has entered into employment agreements with key personnel; AMVESCO will consult with the Boards of Directors/Trustees of the AIM Funds prior to making material changes to AIM, including its financial and personnel resources, that could adversely affect the ability of AIM or its subsidiaries to render high quality services to the AIM Funds; AMVESCO will appoint a general counsel for AMVESCO who will have responsibility for overall compliance systems; neither AMVESCO nor its affiliates will impose an "unfair burden" within the meaning of
Section 15(f) of the 1940 Act for a period of two years following the consummation of the Merger; AMVESCO has not planned any major changes to the operations and capabilities of AIM or its subsidiaries, except those intended to enhance the capabilities of those entities to provide improved services to the AIM Funds; and AMVESCO and its affiliates will use reasonable best efforts to assure that for a period of three years following consummation of the Merger at least 75% of the members of the Boards of Directors/Trustees of the AIM Funds will not be interested persons of either AIM or INVESCO Group Services, Inc. The Special Committee determined that it was not in a position to rank the foregoing in order of importance.

     The Special Committee also evaluated each New Advisory Agreement. The Special Committee assured itself that the New Advisory Agreement for each of the Funds, including the terms relating to the services to be provided and the fees and expenses payable by each such Fund, is not materially different from the Current Advisory Agreement for each such Fund, except to the extent described below with respect to the Cash Reserve Portfolio of TFIC.

     Based on the Special Committee's review and analysis of the material provided and the assurances received, the Special Committee unanimously recommended to the Boards of Directors/Trustees of each of the Companies that the New Advisory Agreements be approved.

     At the Boards of Directors/Trustees meetings of the AIM Funds held on December 10 and 11, 1996, the Boards received presentations by INVESCO and AIM. The Directors/Trustees were supplied with the information given to the Special Committee in advance of the meeting. The Special Committee discussed with the Boards of Directors/Trustees the materials it reviewed, the issues it studied and the reasons for its recommendation. Based upon the foregoing, the Board of Directors/Trustees of each of the Companies unanimously approved the New Advisory Agreement for the applicable Funds and recommended approval by the shareholders.

ADDITIONAL TERMS OF THE MERGER AGREEMENT

     AIM Management will merge into INVESCO Sub for consideration valued at November 4, 1996 at approximately $1.6 billion, plus the amount of AIM Management net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM Management options) of INVESCO valued at November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash.

     The directors of AIM Management's successor will be Charles T. Bauer, Robert H. Graham, Gary T. Crum and Michael J. Cemo, all of whom are currently officers and directors of AIM Management. Although Charles T. Bauer will remain Chairman of AIM Management's successor, Robert H. Graham will become President and Chief Executive Officer of such successor. Mr Graham currently serves as AIM Management's President and Chief Operating Officer.

     Upon consummation of the Merger, the AIM Management stockholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully diluted basis. INVESCO's shareholders approved the Merger at a meeting on November 27, 1996, and on December 4, 1996 approved changing INVESCO's name upon consummation of the Merger. AIM Management's stockholders have also approved the Merger. The name of AIM will not change.

     The closing is presently expected to occur on February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM Management (based on assets under management, excluding the effects of market movements) in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees at October 31, 1996; (c) INVESCO and AIM Management having received certain consents from regulators, lenders and/or other third parties;
(d) AIM Management not having received from the holder or holders of more than 2% of the outstanding AIM Management shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Administration Agreement, Registration Rights Agreement and Indemnification Agreement, and Transfer Restriction Agreements and Employment Agreements with certain AIM Management employees having been executed and delivered; (f) AIM Management having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolution to appoint to INVESCO's Board of Directors six AIM Management designees and a Board resolution to appoint the seventh AIM Management designee having been passed and not revoked.

     The Merger Agreement may be terminated at any time prior to the Closing Date (a) by written agreement of INVESCO and AIM Management, (b) by written notice by AIM Management or INVESCO to the other after June 1, 1997 or (c) under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

     In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

          Employment Agreements. Following the Merger, the current officers of AIM Management will be the officers of the successor to AIM Management and the directors of the successor to AIM Management will be four of the current directors of AIM Management. Senior management and key employees of AIM Management have entered into employment agreements which will commence when the Merger is consummated and will continue for initial terms ranging from one year to four years. All of the employment agreements contain covenants not to compete extending for at least one year after termination of employment. Approximately thirty current employees of AIM Management are expected to enter into such employment agreements with INVESCO.

          Voting Agreement. Certain AIM Management stockholders and their spouses, the current directors of INVESCO and proposed directors of AMVESCO (all of whom are expected to hold in the aggregate approximately 25% of the Ordinary Shares outstanding immediately following the consummation of the Merger) have agreed to vote as directors and as shareholders to ensure that: (a) the AMVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM Management's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM Management's current Chairman); (c) the parties will vote at any AMVESCO shareholder meeting on resolutions (other than those in respect of the election of directors) supported by two-thirds of the Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date and the date on which a resolution proposed by an INVESCO-designated Board member is approved by the AMVESCO Board despite being voted against by each AIM Management-designated Board member present at such Board meeting.

          Standstill Agreement and Transfer Restriction Agreements. Certain AIM Management stockholders and their spouses and certain other significant shareholders of INVESCO have agreed under certain circumstances for a maximum of five years not to engage in a number of specified activities that might result in a change of the ownership or control positions of AMVESCO existing as of the Closing Date. AIM Management stockholders and INVESCO's current chairman will be restricted in their ability to transfer their shares of AMVESCO for a period of up to five years.

TERMS OF THE ADVISORY AGREEMENTS

     Although the Current Advisory Agreements have not terminated and the New Advisory Agreements have not become effective, such Agreements (collectively, the "Advisory Agreements") are described below as if they were both in effect.

     Under the Advisory Agreements, AIM

          (a) supervises all aspects of the operations of the Funds;

          (b) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which AIM considers desirable for inclusion in the Funds' assets;

          (c) determines which issuers and securities shall be represented in the Funds' investment portfolios and regularly reports thereon to the Companies' Boards of Directors/Trustees.

          (d) formulates and implements continuing programs for the purchases and sales of the securities of such issuers and regularly reports thereon to the Companies' Boards of Directors/Trustees; and

          (e) takes, on behalf of the Companies and the Funds, all actions which appear to the Companies and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions stated above, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     The Advisory Agreements provide that any investment program undertaken by AIM, as well as any other actions taken by AIM on behalf of each Fund, shall at all times be subject to any directives of the Board of Directors/Trustees of the applicable Company.

     In performing its obligations under the Advisory Agreements, AIM is required to comply with all applicable laws. Each of the New Advisory Agreements, as well as each of the Current Advisory Agreements for STIC and STIT, provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under such Advisory Agreements on the part of AIM or its officers, directors or employees, AIM shall not be liable to the Companies or the Funds or their shareholders for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     Each of the New Advisory Agreements, as well as each of the Current Advisory Agreements for STIC and STIT, provide that, subject to the approval of the Board of Directors/Trustees of the applicable Company and the shareholders of the applicable Fund, AIM may delegate certain of its duties to a sub-advisor, provided that AIM shall continue to supervise the performance of any such sub-advisor.

     The Advisory Agreements provide that all of the ordinary business expenses incurred in the operations of each of the Funds and the offering of each of their shares shall be paid by each such

Fund. These expenses include brokerage commissions, taxes, legal, accounting, auditing or governmental fees, custodian, transfer agent and shareholder service agent costs.

     The New Advisory Agreement also expressly provides that a Company shall be entitled to use the name "AIM" with respect to a Fund only so long as AIM serves as investment manager or advisor to such Fund. Although some of the Current Advisory Agreements presently have a similar provision, the provision in each of the New Advisory Agreements will read as follows:

        Licensing Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     Management of each Company understands that to the extent each such Company has been using the AIM mark for each Fund, it has done so only by permission of AIM and that the express licensing provision contained in each New Advisory Agreement clarifies this understanding.

     Information with regard to the fees payable under each of the Advisory Agreements and the aggregate advisory fees paid to AIM in each Fund's most recently completed fiscal year is set forth in Annex F.

     Each Advisory Agreement may be terminated with respect to a Fund on 60 days' written notice without penalty by (i) the applicable Fund, (ii) the action of the shareholders of the applicable Fund, (iii) Board of Directors/Trustees of the applicable Company, or (iv) AIM. Each Advisory Agreement will terminate automatically in the event of any assignment, as defined by the 1940 Act. The Advisory Agreements continue from year to year with respect to a Fund so long as their continuance is specifically approved at least annually either (i) by the Board of Directors/Trustees of the applicable Company or (ii) by the vote of a majority of such Fund's outstanding voting securities, as defined by the 1940 Act, provided that in either event the continuance is also approved by the vote of a majority of the Directors/Trustees of the Company who are not interested persons of the Company or of AIM, cast in person at a meeting called for the purpose of voting on such approval.

     The Advisory Agreements for the portfolios of STIC and STIT provide that, upon the request of the applicable Company's Boards of Directors/Trustees, AIM may perform certain additional services on behalf of the Funds. The Boards of Directors/Trustees have approved, and STIC and STIT have entered into, Master Administrative Services Agreements with AIM, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to each portfolio of STIC and STIT, including the services of a principal financial officer of each such Company and related staff. As compensation to AIM for its services under the Master Administrative Services Agreements, the Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services.

     The following two paragraphs apply only to TFIC: There are several differences between the Current Advisory Agreement and the New Advisory Agreement for the Cash Reserve Portfolio of TFIC. None of these differences will result in any change to the expenses currently borne by TFIC. Both Advisory Agreements provide that AIM's services to TFIC are not exclusive and that AIM may act as investment advisor to others, but the Current Advisory Agreement further provides that AIM may do so only if its services under the Current Advisory Agreement are not impaired thereby. The New Advisory Agreement provides that AIM will not be liable to TFIC in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties, whereas the Current Advisory Agreement affirmatively requires AIM to exercise care and diligence, to act in good faith and to use its best efforts within reasonable limits to insure the accuracy of its services, and holds AIM responsible for its negligent failure to perform its duties. The New Advisory Agreement provides that AIM may delegate its responsibilities to a sub-advisor, subject to approval by TFIC's Board of Directors and the shareholders. Both Advisory Agreements permit AIM to allocate brokerage to broker-dealers that provide AIM with research services and to consider such services in evaluating the reasonableness of commissions charged by such broker-dealers, but the Current Advisory Agreement only permits AIM to consider how such services benefit TFIC, whereas the New Advisory Agreement permits AIM to consider how such services benefit TFIC, other AIM Funds or any of AIM's other advisory clients. In addition, the New Advisory Agreement also permits AIM to consider research services provided to a sub-advisor in allocating brokerage.

     Under the Current Advisory Agreement with the Cash Reserve Portfolio of TFIC, AIM may, at the request of the Board of Directors, perform additional services on behalf of the Fund which are not required by its Current Advisory Agreement, and may charge the Fund for rendering such services. Pursuant to this provision, AIM currently provides fund accounting services to TFIC, and TFIC pays AIM for such services. To date, TFIC has not entered into a Master Administrative Services Agreement with AIM for the provision of accounting, shareholder services or other administrative services. The Fund's New Advisory Agreement will specifically permit AIM, upon the request of TFIC's Board of Directors, to perform (or arrange for the performance of) such services, and for the Fund to reimburse AIM for the cost of, or reasonable compensation for, such services. If the New Advisory Agreement is approved, TFIC intends to enter into a Master Administrative Services Agreement with AIM to provide such services to the Fund. Payments to AIM under the Master Administrative Services Agreement will be the same as payments currently made by the Fund to AIM for fund accounting services. As a result, the Master Administrative Services Agreement between TFIC and AIM will not change the expenses paid by the Fund. Shareholders of the Cash Reserve Portfolio of TFIC are therefore being asked to approve a New Advisory Agreement that specifically provides for the performance of accounting, shareholder servicing and other administrative services on behalf of the Fund.

ADDITIONAL SERVICES PROVIDED BY AIM AND ITS AFFILIATES

     As noted above, AIM provides administrative services to each of the Funds. Fund Management Company ("Fund Management"), a wholly owned subsidiary of AIM, serves as the principal underwriter for each of the classes of the Funds. The classes of the Funds are sold primarily to institutional investors ("institutional classes"). The Directors/Trustees of the Companies have adopted distribution plans for certain classes of the Funds (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that the Funds may compensate Fund Management in connection with the distribution of the shares of such classes and the provision of ongoing services to shareholders of each class. The fees are calculated as a percentage of the annualized average daily net assets of the Funds attributable to a class of shares. The amount of compensation varies in accordance with the level of services provided by Fund Management to the Funds. Of the compensation paid to Fund Management under the Plans, a service fee may be paid to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the institutional classes in amounts based on the annualized average daily net assets of the Funds attributable to the customers of such dealers or financial institutions. Each such Fund categorizes the first 0.25% per year of the Rule 12b-1 fees that it pays to Fund Management as a service fee for ongoing personal services. Any amount it may pay to Fund Management in excess of such amount is characterized as an asset-based sales charge. The Plans also impose a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Funds.

     The Plans do not obligate the Funds to reimburse Fund Management for the actual expenses Fund Management may incur in fulfilling its obligations under the Plans on behalf of the Funds. Thus, under the Plans, even if Fund Management's actual expenses exceed the fee payable to Fund Management thereunder at any given time, the Funds will not be obligated to pay more than that fee. If Fund Management's expenses are less than the fee it receives, Fund Management will retain the full amount of the fee.

     A I M Institutional Fund Services, Inc. ("AIM Institutional"), a wholly owned subsidiary of AIM, serves as transfer agent to each of the Funds.

     Information with regard to the amount of fees paid by each Fund to AIM and its affiliates for services provided other than under the Current Advisory Agreements in each Fund's most recently completed fiscal year is set forth in Annex D.

     The agreements pursuant to which AIM provides administrative services to the Funds and pursuant to which Fund Management serves as the Funds' principal underwriter will terminate as a result of the Merger. The Board of Directors/Trustees of each of the Companies has approved new agreements, which are substantially identical to the existing administrative services and distribution agreements, to take effect upon consummation of the Merger. Under the 1940 Act, such agreements do not require the approval of shareholders before they become effective. The agreements pursuant to which AIM Institutional provides transfer agency services will not terminate as a result of the Merger.

INFORMATION CONCERNING AIM

     AIM serves as the investment advisor to each of the Funds. AIM was organized in 1976 and, together with its affiliates, advises 38 investment company portfolios constituting the AIM Funds and sub-advises one investment company portfolio. As of December 3, 1996, the total assets of the AIM Funds were approximately $62.6 billion. AIM is a wholly owned subsidiary of AIM Management. Certain of the Directors and officers of AIM are also Directors/Trustees and executive officers of the Companies, and their names, principal occupations and affiliations are shown in the table under Proposal 1 and under "Executive Officers" in Annex E. Information regarding the AIM Funds, including their total net assets and the fees received by AIM from such AIM Funds for its services, is set forth in Annex F. The address of AIM, all of the Directors of AIM, Fund Management, AIM Institutional and AIM Management, is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

RECOMMENDATION OF DIRECTORS/TRUSTEES

     The Board of Directors/Trustees of each Company recommends that you vote FOR the approval of the New Advisory Agreement.

                                 PROPOSAL 3 --

                   ELIMINATION OF THE FUNDAMENTAL INVESTMENT
             POLICY PROHIBITING OR RESTRICTING INVESTMENTS IN OTHER
            INVESTMENT COMPANIES AND/OR AMENDMENT OF CERTAIN RELATED
                        FUNDAMENTAL INVESTMENT POLICIES

     The Boards of Directors/Trustees of the Companies propose the elimination and, for certain Funds, the modification of certain fundamental investment policies that prohibit or restrict the Funds from investing in other investment companies. The specific changes proposed are described below.

     Set forth below is each Fund's current fundamental investment policy prohibiting investments in other investment companies.

                                                      POLICY ON INVESTMENTS IN
           COMPANY/FUND                              OTHER INVESTMENT COMPANIES
-----------------------------------   --------------------------------------------------------
STIC
Liquid Assets Portfolio............   Fund may not acquire for value the securities of any
                                      other investment company, except in connection with a
                                      merger, consolidation or acquisition of assets and
                                      except for the investment in such securities of funds
                                      representing compensation otherwise payable to its
                                      directors pursuant to any deferred compensation plan
                                      existing at any time between the (Company) and its
                                      directors.
Prime Portfolio....................   Fund may not acquire for value the securities of any
                                      other investment company, except in connection with a
                                      merger, consolidation, reorganization or acquisition of
                                      assets.
STIT
Treasury Portfolio.................   Fund may not acquire for value the securities of any
                                      other investment company, except in connection with a
                                      merger, consolidation, reorganization or acquisition of
                                      assets.
Treasury TaxAdvantage Portfolio....   Fund may not acquire for value the securities of any
                                      other investment company, except in connection with a
                                      merger, consolidation, reorganization or acquisition of
                                      assets.
TFIC
Cash Reserve Portfolio.............   Fund will not invest in shares of any other investment
                                      company, other than in connection with a merger,
                                      consolidation, reorganization or acquisition of assets,
                                      except that the Fund may invest up to 10% of its assets
                                      in securities of other investment companies and then
                                      only for temporary purposes in those investment
                                      companies whose dividends are tax-exempt; provided that
                                      the Fund will not invest more than 5% of its assets in
                                      securities of any investment company nor purchase more
                                      than 3% of the outstanding voting stock of any
                                      investment company.

     Section 12 of the 1940 Act generally prohibits each Fund from (i) owning more than 3% of the total outstanding voting stock of any other investment company; (ii) investing more than 5% of its total assets in the securities of any one other investment company; and (iii) investing more than 10% of its total assets (in the aggregate) in the securities of other investment companies.

     The Boards of Directors/Trustees may, in the near future, authorize AIM and the Companies to seek exemptive relief from the Securities and Exchange Commission ("SEC") to permit the Funds to purchase securities of other investment companies in excess of the limitations imposed by Section 12 of the 1940 Act (exemptive orders granted with respect to such Funds are referred to herein collectively as the "Exemptive Orders"). There is no assurance that such Exemptive Orders will be granted. The investment companies in which the Funds may invest pursuant to the Exemptive Orders are referred to herein collectively as the "Exemptive Order Funds." In order to take full advantage of the exemptive relief that may be granted by the SEC and to invest in shares of the Exemptive Order Funds in excess of the percentage limitations imposed by Section 12, each such Fund is seeking shareholder approval to eliminate the prohibition or restriction against investing in other investment companies.

     The Companies and AIM may seek Exemptive Orders because they believe each Fund can effectively invest in certain other types of securities through pooled investment vehicles such as the Exemptive Order Funds. By pooling their investments in such securities, the Funds may have the ability to invest in a wider range of issuers, industries and markets, thereby seeking to decrease volatility and risk while at the same time providing greater liquidity than a Fund would have available to it investing in such securities by itself. Pooling investments may also allow the Funds to increase the efficiency of portfolio management by permitting each Fund's portfolio manager to concentrate on those investments that constitute the bulk of the Fund's assets and not spend a disproportionate amount of time on specialized areas. The Companies may seek Exemptive Orders to permit, among other things, investments by the Funds for cash management purposes in other money market funds advised by AIM or implementation of a master/feeder fund structure.

     If the proposed elimination of each Fund's prohibitions or restrictions against investments in other investment companies is approved, each such Fund may invest in securities of an Exemptive Order Fund only to the extent consistent with the Fund's investment objectives and policies as set forth from time to time in each Company's registration statement.

     In connection with obtaining Exemptive Orders, AIM may agree to waive fees applicable to the Funds to the extent that assets of the Funds are invested in Exemptive Order Funds, and to collect fees from the Exemptive Order Funds. Other expenses incurred by the Exemptive Order Funds (such as audit and custodial fees) will be borne by them, and thus indirectly by the Funds. AIM believes that these indirect expenses will be offset by the benefits to the Funds of pooling their investments.

CERTAIN RELATED FUNDAMENTAL INVESTMENT POLICIES

     Some of the Funds currently have other fundamental investment restrictions that may prohibit each such Fund from taking full advantage of the Exemptive Orders. These fundamental restrictions may include one or more of the following:

     1. Diversification. Each Fund of STIC and TFIC and the Treasury Portfolio of STIT are prohibited from investing more than 5% of their assets in securities of a single issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) except as permitted by Rule 2a-7 under the 1940 Act. This restriction only applies to TFIC with respect to 75% of its total assets.

     2. Control. TFIC is prohibited from making investments for the purpose of exercising control or participation in management. The 1940 Act deems a person to have presumptive control over another person if it beneficially owns more than 25% of the other person's voting securities.

     From time to time, such Funds may desire to (i) invest more than 25% of their total assets in one or more Exemptive Order Funds, or (ii) own more than 25% of the voting securities of one or more Exemptive Order Funds.

     The foregoing restrictions may be worded differently from Fund to Fund, but the substance of the restrictions is as set forth above. Additional information regarding a Fund's fundamental investment restrictions may be obtained without cost by telephoning AIM at 1-800-659-1005 and requesting a copy of the Fund's Statement of Additional Information.

     In order to take full advantage of the Exemptive Orders, each Fund subject to one or more of the foregoing investment restrictions seeks shareholder approval to amend such restrictions by adding the following exception to each restriction:

        ..., except that the [name of the applicable Fund] may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

     The elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendments to the related fundamental investment policies would become effective March 1, 1997, if approved by shareholders at the Annual Meeting. These changes are not related to the Merger described in Proposal 2. Shareholders are being asked to consider such amendments at this time because the Companies do not regularly hold annual shareholder meetings, and AIM believes that submitting this proposal together with Proposal 2 may reduce the expenses incurred by each Fund in connection with soliciting approval of this proposal, because the Companies will not be required to hold a separate meeting.

RECOMMENDATION OF DIRECTORS/TRUSTEES

     The Board of Directors/Trustees of each Company recommends that you vote FOR the proposal to eliminate the fundamental investment policy prohibiting or restricting investments in other investment companies and/or to amend certain related fundamental investment policies.

                                 PROPOSAL 4 --

                          RATIFICATION OF SELECTION OF
                KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS

     The Board of Directors/Trustees of each of STIC, STIT and TFIC, including a majority of the Independent Directors/Trustees, has selected KPMG Peat Marwick LLP as independent accountants for the fiscal year of the Funds ending in 1997 to examine and verify the accounts and securities of the Funds, and to report thereon to the Boards and the shareholders. This selection will be submitted for ratification at the Annual Meeting. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting.

RECOMMENDATION OF DIRECTORS/TRUSTEES

     The Board of Directors/Trustees of each of STIC, STIT and TFIC recommends that you vote FOR the ratification of the selection of KPMG Peat Marwick LLP as each such Company's independent accountants.

                              GENERAL INFORMATION

EXECUTIVE OFFICERS OF EACH OF THE COMPANIES

     Information regarding the executive officers of each of the Companies is set forth in Annex E.

SECURITY OWNERSHIP OF MANAGEMENT AND 5% HOLDERS

     Information regarding ownership of each class of the Funds' shares by Directors/Trustees and the Chief Executive Officer and by 5% holders of each class of such Fund is set forth in Annex G.

PROXY SOLICITATION

     The Companies have engaged the services of Shareholder Communications Corporation ("SCC") to assist them in the solicitation of proxies for the Annual Meeting. It is estimated that the aggregate cost of SCC's services will be approximately $3,500,000. The cost of soliciting proxies will be borne primarily by AIM Management and certain incremental costs will be borne by the AIM Funds. The Companies expect to solicit proxies principally by mail, but the Companies or SCC may also solicit proxies by telephone, facsimile or personal interview. AIM Management may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Funds.

                             SHAREHOLDER PROPOSALS

     As a general matter, each Company does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a shareholders' meeting should send such proposal to the applicable Company at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, proposals must be received a reasonable time before a solicitation is made and must comply with applicable law.

                                 OTHER BUSINESS

     The management knows of no business to be presented to the Annual Meeting other than the matters set forth in this proxy statement.

                                   By order of the Boards of Directors/Trustees,

                                                 Charles T. Bauer
                                   Chairman of the Boards of Directors/Trustees

December 20, 1996

                                    ANNEX A

                NUMBER OF SHARES OUTSTANDING ON DECEMBER 3, 1996
                   FOR EACH PORTFOLIO OF STIC, STIT AND TFIC

                           SHORT-TERM INVESTMENTS CO.

                                                                           NUMBER OF SHARES
                                                                            OUTSTANDING ON
                              NAME OF FUND                                 DECEMBER 3, 1996
-------------------------------------------------------------------------  -----------------
Liquid Assets Portfolio..................................................  2,730,763,130.810
Prime Portfolio..........................................................  6,562,343,203.580
                                                                           -----------------
TOTAL--SHORT-TERM INVESTMENTS CO. .......................................  9,293,106,334.390
                                                                           =================

                          SHORT-TERM INVESTMENTS TRUST

                                                                           NUMBER OF SHARES
                                                                            OUTSTANDING ON
                              NAME OF FUND                                 DECEMBER 3, 1996
-------------------------------------------------------------------------  -----------------
Treasury Portfolio.......................................................  4,506,725,456.440
Treasury TaxAdvantage Portfolio..........................................    450,085,254.920
                                                                           -----------------
TOTAL--SHORT-TERM INVESTMENTS TRUST......................................  4,956,810,711.360
                                                                           =================

                            TAX-FREE INVESTMENTS CO.

                                                                           NUMBER OF SHARES
                                                                            OUTSTANDING ON
                              NAME OF FUND                                 DECEMBER 3, 1996
-------------------------------------------------------------------------  -----------------
Cash Reserve Portfolio...................................................  1,086,107,556.440
                                                                           =================

                                    ANNEX B

                          DATES OF ADVISORY AGREEMENTS

                                                                                          DATE SINCE
                                                                                              AIM
                                                                      DATE LAST           HAS SERVED
                                  DATE OF CURRENT ADVISORY       SUBMITTED TO A VOTE     AS INVESTMENT
 NAME OF COMPANY AND FUND                AGREEMENT                 OF SHAREHOLDERS*         ADVISOR
---------------------------  ----------------------------------  --------------------  -----------------
SHORT-TERM INVESTMENTS CO.
  Liquid Assets Portfolio    Master Investment Advisory          September 27, 1993    August 6, 1993
                             Agreement, dated October 18, 1993
  Prime Portfolio            Master Investment Advisory          September 27, 1993    December 31, 1986
                             Agreement, dated October 18, 1993
SHORT-TERM INVESTMENTS
  TRUST
  Treasury Portfolio         Master Investment Advisory          August 6, 1993        December 31, 1986
                             Agreement, dated October 18, 1993
  Treasury TaxAdvantage      Master Investment Advisory          August 6, 1993        August 30, 1990
    Portfolio                Agreement, dated October 18, 1993
TAX-FREE
  INVESTMENTS CO.
  Cash Reserve Portfolio     Master Investment Advisory          September 27, 1993    May 1, 1982
                             Agreement, dated October 18, 1993

------------------------------

* The Current Advisory Agreements, dated October 18, 1993, were last submitted to a vote of shareholders in 1993 as a result of a reorganization of several AIM Funds and/or the recapitalization of A I M Management Group Inc.

                                    ANNEX C

                               [NAME OF COMPANY]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 1997, by and between [Name
of Company], a [state company or trust] (the "Company") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's [Charter] [Agreement and Declaration of Trust] authorizes the Board of [Directors/Trustees] of the Company to classify or reclassify authorized but unissued shares of the Company, and as of the date of this Agreement, the Company's Board of [Directors/Trustees] has authorized the
issuance of [          ] series of shares representing interests in [          ]
investment portfolios (such portfolios and any other portfolios hereafter added to the Company being referred to individually herein as a "Fund," collectively as the "Funds"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Company's Board of [Directors/Trustees]. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Company's Board of [Directors/Trustees]; and

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Company's Board of [Directors/Trustees];

and take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Delegation of Responsibilities. Subject to the approval of the Board of [Directors/Trustees] and the shareholders of the Funds, the Advisor may delegate to a sub-advisor certain of its duties enumerated in Section 2 hereof, provided that the Advisor shall continue to supervise the performance of any such sub-advisor.

     4. Control by Board of [Directors/Trustees]. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of [Directors/Trustees] of the Company.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the [Charter] [Agreement and Declaration of Trust] of the Company, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     6. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Advisor's primary consideration in effecting a security transaction will be to obtain execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of [Directors/Trustees] may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of [Directors][Trustees] of the Company indicating the brokers to whom such allocations have been made and the basis therefor. In making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

     7. Compensation. The Company shall pay the Advisor as compensation for services rendered to a Fund hereunder an annual fee, payable monthly, based upon the average daily net assets of such Fund as the same is set forth in Appendix A attached hereto. Such compensation shall be paid solely from the assets of such Fund. The average daily net asset value of the Funds shall be determined in the manner set forth in the [Charter][Agreement and Declaration of Trust] and registration statement of the Company, as amended from time to time.

     8. Additional Services. Upon the request of the Company's Board of [Directors][Trustees], the Advisor may perform certain accounting, shareholder servicing or other administrative services on behalf of the Funds which are not required by this Agreement. Such services will be performed on behalf of the Funds and the Advisor may receive from the Funds such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Advisor and the Company's Board of [Directors][Trustees] based on a finding by the Board of [Directors][Trustees] that the provision of such services by the Advisor is in the best interests of the Company and its shareholders. Payment or assumption by the Advisor of any Fund expense that the Advisor is not otherwise required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Funds nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to:

          (a) the services of a principal financial officer of the Company (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Company and the Funds, including the review and calculation of daily net asset value and the preparation of tax returns; and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer;

          (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts; providing assistance to shareholders in exchanges among the mutual funds managed or advised by the Advisor; changing account designations or changing addresses; assisting in the purchase or redemption of shares; supervising the operations of the custodian, transfer agent(s) or dividend disbursing agent(s) for the Funds; or otherwise providing services to shareholders of the Funds; and

          (c) such other administrative services as may be furnished from time to time by the Advisor to the Company or the Funds at the request of the Company's Board of [Directors/Trustees].

     9. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     10. Expense Limitation. If, for any fiscal year of the Company, the total of all ordinary business expenses of the Funds, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation costs, would exceed the applicable expense limitations imposed by state securities regulations in any state in which the Funds' shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees shall be reduced by the amount of such excess. [This section applies only to Tax-Free Investments Co. In the event the operating expenses of the Fund (including all investment advisory fees, management fees and distribution fees) for any fiscal year of the Company with respect to the Institutional Cash Reserve Shares, exceed 0.40% of the average daily net assets attributable to the Institutional Cash Reserve Shares, the Advisor shall reduce its investment advisory fee to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund.] The amount of any such reduction to be borne by the Advisor shall be deducted from the monthly investment advisory fee otherwise payable to the Advisor during such fiscal year. If required pursuant to such state securities regulations, the Advisory will, not later than the last day of the first month of the next succeeding fiscal year, reimburse the Funds for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation). For the purposes of this Section, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement. The application of expense limitations shall be applied to each Fund of the Company separately unless the laws or regulations of any state shall require that the expense limitations be imposed with respect to the Company as a whole.

     11. Non-Exclusivity. The services of the Advisor to the Company and the Funds are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the

Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     12. Term and Approval. This Agreement shall become effective with respect to a Fund if approved by the shareholders of such Fund, and if so approved, this Agreement shall thereafter continue in force and effect until February 28, 1999, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually;

          (a) (i) by the Company's Board of [Directors] [Trustees] or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the [Directors] [Trustees] who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Company [Directors] [Trustees]), by votes cast in person at a meeting specifically called for such purpose.

     13. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Company's Board of [Directors/Trustees] or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in
Section 2(a)(4) of the 1940 Act.

     14. Liability of Advisor and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     15. Liability of Shareholders. [This section is applicable to STIT, a Delaware business trust]. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Company individually but are binding only upon the assets and property of the Company and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as stockholders of private corporations for profit.

     16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company shall be and that of the Advisor shall be Eleven Greenway Plaza, Suite 1919, Houston, Texas 77046.

     17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. [The following provision is applicable only to STIT:
Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.]

     18. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                                 [NAME OF COMPANY]
                                                 (a [state company or trust])
Attest:

                                                 By:
--------------------------------------------        -----------------------------------------
            Assistant Secretary                                   President



(SEAL)

                                                 A I M ADVISORS, INC.

Attest:

                                                 By:
--------------------------------------------        -----------------------------------------
            Assistant Secretary                                   President

(SEAL)

                                   APPENDIX A
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT
                                       OF
                               [NAME OF COMPANY]

     The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered and all facilities furnished hereunder, a management fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                                  [FUND NAMES]

                                                                            ANNUAL
        NET ASSETS                                                           RATE
        ------------------------------------------------------------------- -------

                   [Fees will be those set forth in Annex F]

                                    ANNEX D

                            FEES PAID TO AFFILIATES
                           IN MOST RECENT FISCAL YEAR

                                          AIM
                                    (ADMINISTRATIVE         FUND              AIM
         COMPANY AND FUND             AGREEMENT)*       MANAGEMENT**     INSTITUTIONAL*
----------------------------------- ---------------     ------------     --------------
SHORT-TERM INVESTMENTS CO.
  Liquid Assets Portfolio..........    $  52,710         $      209         $133,085
  Prime Portfolio..................      126,321            208,926          424,496
SHORT-TERM INVESTMENTS TRUST
  Treasury Portfolio...............       86,796            307,819          256,535
  Treasury TaxAdvantage
     Portfolio.....................       30,056                -0-           33,534
TAX-FREE INVESTMENTS CO.
  Cash Reserve Portfolio...........       75,960                -0-           64,592

------------------------------

 * Before Expense Reimbursements.

** Net amount received from Rule 12b-1 fees, not including amounts reallocated to brokers, dealers, agents and other service providers.

                                    ANNEX E

                               EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF STIC

     Officers of STIC serve at the pleasure of the Board and until their successors are elected and qualified. Set forth below is certain information regarding executive officers of STIC.

                                                         BUSINESS EXPERIENCE DURING PAST FIVE
       NAME           AGE       POSITION WITH STIC                       YEARS
------------------    ----    ----------------------    ---------------------------------------
Charles T. Bauer       77     Chairman                  See Director/Trustee table under
                                                        Proposal 1.
Robert H. Graham       50     President                 See Director/Trustee table under
                                                        Proposal 1.
John J. Arthur*        52     Senior Vice President     Senior Vice President and Treasurer,
                              and Treasurer             A I M Advisors, Inc. ("AIM"); Vice
                                                        President and Treasurer, A I M
                                                        Management Group Inc. ("AIM
                                                        Management"), A I M Capital Management,
                                                        Inc. ("AIM Capital"), A I M
                                                        Distributors, Inc. ("AIM
                                                        Distributors"), A I M Fund Services,
                                                        Inc. ("AIM Services"), A I M
                                                        Institutional Fund Services, Inc. ("AIM
                                                        Institutional") and Fund Management
                                                        Company ("Fund Management").
Gary T. Crum           49     Senior Vice President     Director and President, AIM Capital;
                                                        Director and Senior Vice President, AIM
                                                        Management, AIM; Director, AIM
                                                        Distributors;
J. Abbott Sprague      41     Vice President            Director and President, AIM
                                                        Institutional and Fund Management;
                                                        Director and Senior Vice President,
                                                        AIM; Senior Vice President, AIM
                                                        Management.
Karen Dunn Kelley      36     Vice President            Senior Vice President, AIM Capital;
                                                        Vice President, AIM.

---------------

* Mr. Arthur and Ms. Relihan are married to each other.

                                                         BUSINESS EXPERIENCE DURING PAST FIVE
       NAME           AGE       POSITION WITH STIC                       YEARS
------------------    ----    ----------------------    ---------------------------------------
Carol F. Relihan*      42     Senior Vice President     Senior Vice President, General Counsel
                              and Secretary             and Secretary, AIM; Vice President,
                                                        General Counsel and Secretary, AIM
                                                        Management; Vice President and General
                                                        Counsel, Fund Management; Vice
                                                        President, AIM Distributors, AIM
                                                        Capital, AIM Services, and AIM
                                                        Institutional.
Dana R. Sutton         37     Vice President and        Vice President and Fund Controller,
                              Assistant Treasurer       AIM; Assistant Vice President and
                                                        Assistant Treasurer, Fund Management.
Melville B. Cox        53     Vice President            Vice President and Chief Compliance
                                                        Officer, AIM, AIM Capital, AIM
                                                        Distributors, AIM Services, AIM
                                                        Institutional and Fund Management;
                                                        Formerly, Vice President, Charles
                                                        Schwab & Co., Inc.; Assistant
                                                        Secretary, Charles Schwab Family of
                                                        Funds and Schwab Investments; Chief
                                                        Compliance Officer, Charles Schwab
                                                        Investment Management, Inc.; and Vice
                                                        President, Integrated Resources Life
                                                        Insurance Fund and Capital Life
                                                        Insurance Fund.

EXECUTIVE OFFICERS OF STIT

     Officers of STIT serve at the pleasure of the Board and until their successors are elected and qualified. Set forth below is certain information regarding the executive officers of STIT.

                                                         BUSINESS EXPERIENCE DURING PAST FIVE
       NAME           AGE       POSITION WITH STIT                       YEARS
------------------    ----    ----------------------    ---------------------------------------
Charles T. Bauer       77     Chairman                  See Director/Trustee table under
                                                        Proposal 1.
Robert H. Graham       50     President                 See Director/Trustee table under
                                                        Proposal 1.
John J. Arthur*        52     Senior Vice President     Senior Vice President and Treasurer,
                              and Treasurer             AIM; Vice President and Treasurer, AIM
                                                        Management, AIM Capital, AIM
                                                        Distributors, AIM Services, AIM
                                                        Institutional and Fund Management.

---------------

* Mr. Arthur and Ms. Relihan are married to each other.

                                                         BUSINESS EXPERIENCE DURING PAST FIVE
       NAME           AGE       POSITION WITH STIT                       YEARS
------------------    ----    ----------------------    ---------------------------------------
Gary T. Crum           49     Senior Vice President     Director and President, AIM Capital;
                                                        Director and Senior Vice President, AIM
                                                        Management, AIM; Director, AIM
                                                        Distributors.
J. Abbott Sprague      41     Vice President            Director and President, AIM
                                                        Institutional and Fund Management;
                                                        Director and Senior Vice President,
                                                        AIM; Senior Vice President, AIM
                                                        Management.
Karen Dunn Kelley      36     Vice President            Senior Vice President, AIM Capital;
                                                        Vice President, AIM.
Carol F. Relihan*      42     Senior Vice President     Senior Vice President, General Counsel
                              and Secretary             and Secretary, AIM; Vice President,
                                                        General Counsel and Secretary, AIM
                                                        Management; Vice President and General
                                                        Counsel, Fund Management; Vice
                                                        President, AIM Distributors, AIM
                                                        Capital, AIM Services, and AIM
                                                        Institutional.
Dana R. Sutton         37     Vice President and        Vice President and Fund Controller,
                              Assistant Treasurer       AIM; Assistant Vice President and
                                                        Assistant Treasurer, Fund Management.
Melville B. Cox        53     Vice President            Vice President and Chief Compliance
                                                        Officer, AIM, AIM Capital, AIM
                                                        Distributors, AIM Services, AIM
                                                        Institutional and Fund Management;
                                                        Formerly, Vice President, Charles
                                                        Schwab & Co., Inc.; Assistant
                                                        Secretary, Charles Schwab Family of
                                                        Funds and Schwab Investments; Chief
                                                        Compliance Officer, Charles Schwab
                                                        Investment Management, Inc.; and Vice
                                                        President, Integrated Resources Life
                                                        Insurance Fund and Capital Life
                                                        Insurance Fund.

------------------------------

* Mr. Arthur and Ms. Relihan are married to each other.

EXECUTIVE OFFICERS OF TFIC

     Officers of TFIC serve at the pleasure of the Board and until their successors are elected and qualified. Set forth below is certain information regarding the executive officers of TFIC.

                                                         BUSINESS EXPERIENCE DURING PAST FIVE
       NAME           AGE       POSITION WITH TFIC                       YEARS
------------------    ----    ----------------------    ---------------------------------------
Charles T. Bauer       77     Chairman                  See Director/Trustee table under
                                                        Proposal 1.
Robert H. Graham       50     President                 See Director/Trustee table under
                                                        Proposal 1.
John J. Arthur*        52     Senior Vice President     Senior Vice President and Treasurer,
                              and Treasurer             AIM; Vice President and Treasurer, AIM
                                                        Management, AIM Capital, AIM
                                                        Distributors, AIM Services, AIM
                                                        Institutional and Fund Management.
Gary T. Crum           49     Senior Vice President     Director and President, AIM Capital;
                                                        Director and Senior Vice President, AIM
                                                        Management, AIM; Director, AIM
                                                        Distributors.
J. Abbott Sprague      41     Vice President            Director and President, AIM
                                                        Institutional and Fund Management;
                                                        Director and Senior Vice President,
                                                        AIM; Senior Vice President, AIM
                                                        Management.
Karen Dunn Kelley      36     Vice President            Senior Vice President, AIM
                                                        Distributors; Vice President, AIM.
Carol F. Relihan*      42     Senior Vice President     Senior Vice President, General Counsel
                              and Secretary             and Secretary, AIM; Vice President,
                                                        General Counsel and Secretary, AIM
                                                        Management; Vice President and General
                                                        Counsel, Fund Management; Vice
                                                        President, AIM Distributors, AIM
                                                        Capital, AIM Services, and AIM
                                                        Institutional.
Dana R. Sutton         37     Vice President and        Vice President and Fund Controller,
                              Assistant Treasurer       AIM; Assistant Vice President and
                                                        Assistant Treasurer, Fund Management.

---------------

* Mr. Arthur and Ms. Relihan are married to each other.

                                                         BUSINESS EXPERIENCE DURING PAST FIVE
       NAME           AGE       POSITION WITH TFIC                       YEARS
------------------    ----    ----------------------    ---------------------------------------
Melville B. Cox        53     Vice President            Vice President and Chief Compliance
                                                        Officer, AIM, AIM Capital, AIM
                                                        Distributors, AIM Services, AIM
                                                        Institutional and Fund Management;
                                                        Formerly, Vice President, Charles
                                                        Schwab & Co., Inc.; Assistant
                                                        Secretary, Charles Schwab Family of
                                                        Funds and Schwab Investments; Chief
                                                        Compliance Officer, Charles Schwab
                                                        Investment Management, Inc.; and Vice
                                                        President, Integrated Resources Life
                                                        Insurance Fund and Capital Life
                                                        Insurance Fund.
Stuart W. Coco         41     Vice President            Senior Vice President, AIM
                                                        Distributors; and Vice President, AIM.

                                    ANNEX F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                          AGGREGATE      WAIVERS
                                                                            TOTAL          NET FEES      FOR THE
                                                                         NET ASSETS      PAID TO AIM       MOST
                                                                        FOR THE MOST     FOR THE MOST    RECENTLY
                                                  ANNUAL RATE             RECENTLY         RECENTLY     COMPLETED
                                               (BASED ON AVERAGE          COMPLETED       COMPLETED       FISCAL
        NAME OF COMPANY AND FUND               DAILY NET ASSETS)         FISCAL YEAR     FISCAL YEAR*      YEAR
-----------------------------------------  --------------------------  ---------------   ------------   ----------
AIM EQUITY FUNDS, INC.
  AIM Aggressive Growth                    0.80% of the first $150
                                           million.
                                           0.625% of the excess over
                                           $150 million.               $ 2,750,563,943   $16,492,564             0
  AIM Blue Chip Fund                       0.75% of the first $350
                                           million.
                                           0.625% of the excess over
                                           $350 million.               $   128,548,354   $   256,773 **    $26,433
  AIM Capital Development Fund             0.75% of the first $350
                                           million.
                                           0.625% of the excess over
                                           $350 million.               $   273,687,609   $   280,248 ***   $144,946
  AIM Charter Fund                         1.00% of the first $30
                                           million.
                                           0.75% over $30 million up
                                           to $150 million.
                                           0.625% of the excess over
                                           $150 million.               $ 3,192,471,415   $16,529,891      $156,975
  AIM Constellation Fund                   1.00% of the first $30
                                           million.
                                           0.75% over $30 million up
                                           to $150 million.
                                           0.625% of the excess over
                                           $150 million.               $11,548,540,962   $57,614,412    $1,869,383
  AIM Weingarten Fund                      1.00% of the first $30
                                           million.
                                           0.75% over $30 million up
                                           to $350 million.
                                           0.625% of the excess over
                                           $350 million.               $ 5,305,435,087   $29,960,379    $1,458,804

---------------

  * AIM reimbursed expenses with respect to the following Funds: AIM Municipal Bond Fund, $13,200; AIM Global Growth Fund, $11,719; AIM Global Income Fund, $18,300; AIM V.I. Global Utilities Fund, $13,800; Liquid Assets Portfolio, $116,930; Prime Portfolio, $61,100; Treasury Portfolio, $113,500; Treasury TaxAdvantage Portfolio, $25,600; and Cash Reserve Portfolio, $20,000.
 ** For the period 06/03/96 through 10/31/96.
*** For the period 06/17/96 through 10/31/96.

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                          AGGREGATE      WAIVERS
                                                                            TOTAL          NET FEES      FOR THE
                                                                         NET ASSETS      PAID TO AIM       MOST
                                                                        FOR THE MOST     FOR THE MOST    RECENTLY
                                                  ANNUAL RATE             RECENTLY         RECENTLY     COMPLETED
                                               (BASED ON AVERAGE          COMPLETED       COMPLETED       FISCAL
        NAME OF COMPANY AND FUND               DAILY NET ASSETS)         FISCAL YEAR     FISCAL YEAR*      YEAR
-----------------------------------------  --------------------------  ---------------   ------------   ----------
AIM FUNDS GROUP
  AIM Balanced Fund                        0.75% of the first $150
                                           million.
                                           0.50% of the excess over
                                           $150 million.               $   164,874,356   $   666,619       $24,176
  AIM Global Utilities Fund                0.60% of the first $200
                                           million.
                                           0.50% over $200 million up
                                           to $500 million.
                                           0.40% over $500 million up
                                           to $1 billion.
                                           0.30% of the excess over
                                           $1 billion.                 $   241,317,685   $ 1,256,220             0
  AIM Growth Fund                          0.80% of the first $150
                                           million.
                                           0.625% of excess over $150
                                           million.                    $   306,250,064   $ 1,715,406             0
  AIM High Yield Fund                      0.625% of the first $200
                                           million.
                                           0.55% over $200 million to
                                           $500 million.
                                           0.50% over $500 million to
                                           $1 billion.
                                           0.45% of the excess over
                                           $1 billion.                 $ 1,444,032,572   $ 5,717,303             0
  AIM Income Fund                          0.50% of the first $200
                                           million.
                                           0.40% over $200 million to
                                           $500 million.
                                           0.35% over $500 million to
                                           $1 billion.
                                           0.30% of the excess over
                                           $1 billion.                 $   295,583,696   $ 1,176,249             0
  AIM Intermediate Government Fund         0.50% of the first $200
                                           million.
                                           0.40% over $200 million to
                                           $500 million.
                                           0.35% over $500 million to
                                           $1 billion.
                                           0.30% of the excess over
                                           $1 billion.                 $   237,617,705   $   996,681             0
  AIM Money Market Fund                    0.55% of the first $1
                                           billion.
                                           0.50% of the excess over
                                           $1 billion.                 $   584,793,680   $ 2,589,822             0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                          AGGREGATE      WAIVERS
                                                                            TOTAL          NET FEES      FOR THE
                                                                         NET ASSETS      PAID TO AIM       MOST
                                                                        FOR THE MOST     FOR THE MOST    RECENTLY
                                                  ANNUAL RATE             RECENTLY         RECENTLY     COMPLETED
                                               (BASED ON AVERAGE          COMPLETED       COMPLETED       FISCAL
        NAME OF COMPANY AND FUND               DAILY NET ASSETS)         FISCAL YEAR     FISCAL YEAR*      YEAR
-----------------------------------------  --------------------------  ---------------   ------------   ----------
  AIM Municipal Bond Fund                  0.50% of the first $200
                                           million.
                                           0.40% over $200 million to
                                           $500 million.
                                           0.35% over $500 million to
                                           $1 billion.
                                           0.30% of the excess over
                                           $1 billion.                 $   306,280,329   $ 1,356,225             0
  AIM Value Fund                           0.80% of the first $150
                                           million.
                                           0.625% of excess over $150
                                           million.                    $ 6,269,483,246   $24,829,687      $502,799
AIM INTERNATIONAL FUNDS, INC.
  AIM Global Aggressive Growth Fund        0.90% of the first $1
                                           billion.
                                           0.85% of the excess over
                                           $1 billion.                 $ 1,726,533,976   $ 8,751,918             0
  AIM Global Growth Fund                   0.85% of the first $1
                                           billion.
                                           0.80% of the excess over
                                           $1 billion.                 $   236,819,172   $ 1,162,771             0
  AIM Global Income Fund                   0.70% of the first $1
                                           billion.
                                           0.65% of the excess over
                                           $1 billion.                 $    38,713,770   $         0      $182,596
  AIM International Equity Fund            0.95% of the first $1
                                           billion.
                                           0.90% of the excess over
                                           $1 billion.                 $ 1,476,749,468   $10,085,495      $299,147
AIM INVESTMENT SECURITIES FUNDS
  Limited Maturity Treasury Portfolio      0.20% of the first $500
                                           million.
                                           0.175% of the excess over
                                           $500 million.               $   502,515,805   $   933,207             0
AIM SUMMIT FUND, INC.                      1.00% of the first $10
                                           million.
                                           0.75% over $10 million to
                                           $150 million.
                                           0.625% over $150 million.   $ 1,261,008,244   $ 7,360,028 ****        0
AIM TAX-EXEMPT FUNDS, INC.
  AIM Tax-Exempt Cash Fund                 0.35%.                      $    30,014,343   $   101,649             0
  AIM Tax-Exempt Bond Fund of Connecticut  0.50%.                      $    39,355,441   $         0      $198,182

---------------

**** Of the $7,360,028 paid to AIM, $2,442,907 was paid by AIM to TradeStreet pursuant to a sub-advisory agreement.

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                          AGGREGATE      WAIVERS
                                                                            TOTAL          NET FEES      FOR THE
                                                                         NET ASSETS      PAID TO AIM       MOST
                                                                        FOR THE MOST     FOR THE MOST    RECENTLY
                                                  ANNUAL RATE             RECENTLY         RECENTLY     COMPLETED
                                               (BASED ON AVERAGE          COMPLETED       COMPLETED       FISCAL
        NAME OF COMPANY AND FUND               DAILY NET ASSETS)         FISCAL YEAR     FISCAL YEAR*      YEAR
-----------------------------------------  --------------------------  ---------------   ------------   ----------
  Intermediate Portfolio                   0.30% of the first $500
                                           million.
                                           0.25% over $500 million to
                                           $1 billion.
                                           0.20% of the excess over
                                           $1 billion.                 $    83,066,447   $   232,893             0
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund       0.65% of the first $250
                                           million.
                                           0.60% of the excess over
                                           $250 million.               $   212,152,423   $   882,870             0
  AIM V.I. Diversified Income Fund         0.60% of the first $250
                                           million.
                                           0.55% of the excess over
                                           $250 million.               $    44,630,145   $   193,008             0
  AIM V.I. Global Utilities Fund           0.65% of the first $250
                                           million.
                                           0.60% of the excess over
                                           $250 million.               $     8,393,967             0       $32,703
  AIM V.I. Government Securities Fund      0.50% of the first $250
                                           million.
                                           0.45% of the excess over
                                           $250 million.               $    19,545,391   $    71,080             0
  AIM V.I. Growth Fund                     0.65% of the first $250
                                           million.
                                           0.60% of the excess over
                                           $250 million.               $   102,600,112   $   434,620             0
  AIM V.I. Growth and Income Fund          0.65% of the first $250
                                           million.
                                           0.60% of the excess over
                                           $250 million.               $    38,567,212   $    46,017       $67,802
  AIM V.I. International Equity Fund       0.75% of the first $250
                                           million.
                                           0.70% of the excess over
                                           $250 million.               $    82,256,855   $   457,559             0
  AIM V.I. Money Market Fund               0.40% of the first $250
                                           million.
                                           0.35% of the excess over
                                           $250 million.               $    65,505,754   $   168,901             0
  AIM V.I. Value Fund                      0.65% of the first $250
                                           million.
                                           0.60% of the excess over
                                           $250 million.               $   257,211,787   $ 1,078,007             0

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                                          AGGREGATE      WAIVERS
                                                                            TOTAL          NET FEES      FOR THE
                                                                         NET ASSETS      PAID TO AIM       MOST
                                                                        FOR THE MOST     FOR THE MOST    RECENTLY
                                                  ANNUAL RATE             RECENTLY         RECENTLY     COMPLETED
                                               (BASED ON AVERAGE          COMPLETED       COMPLETED       FISCAL
        NAME OF COMPANY AND FUND               DAILY NET ASSETS)         FISCAL YEAR     FISCAL YEAR*      YEAR
-----------------------------------------  --------------------------  ---------------   ------------   ----------
SHORT-TERM INVESTMENTS CO.
  Liquid Assets Portfolio                  0.15%.                      $ 2,086,944,322   $   125,264    $2,562,094
  Prime Portfolio                          0.20% of the first $100
                                           million.
                                           0.15% over $100 million up
                                           to $200 million.
                                           0.10% over $200 million up
                                           to $300 million.
                                           0.06% over $300 million up
                                           to $1.5 billion.
                                           0.05% over $1.5 billion.    $ 6,151,948,355   $ 3,007,431             0
SHORT-TERM INVESTMENTS TRUST
  Treasury Portfolio                       0.15% of the first $300
                                           million.
                                           0.06% over $300 million up
                                           to $1.5 billion.
                                           0.05% of the excess over
                                           $1.5 billion.               $ 3,703,891,140   $ 2,227,788             0
  Treasury TaxAdvantage Portfolio          0.20% of the first $250
                                           million.
                                           0.15% over $250 million up
                                           to $500 million.
                                           0.10% of the excess over
                                           $500 million.               $   457,196,150   $   675,795      $116,126
TAX-FREE INVESTMENTS CO.
  Cash Reserve Portfolio                   0.25% of the first $500
                                           million.
                                           0.20% of the excess over
                                           $500 million.               $ 1,044,178,428   $ 1,819,232      $690,397

                                    ANNEX G

              SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

STIC

     As of December 3, 1996, none of the Directors or the Chief Executive Officer of STIC owned shares of any portfolio of STIC.

STIT

     As of December 3, 1996, none of the Directors or the Chief Executive Officer of STIT owned shares of any portfolio of STIT.

TFIC

     As of December 3, 1996, none of the Directors or the Chief Executive Officer owned shares of any portfolio of TFIC.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

STIC

     To the best knowledge of STIC, the names and addresses of the record holders of 5% or more of the outstanding shares of STIC as of the Record Date, and the amount of the outstanding shares owned of record by such holders are set forth below. STIC has no knowledge of shares held beneficially.

                                                                                                 SHARES OWNED OF
                                                                NAME AND ADDRESS                   RECORD AS OF          PERCENT
                 FUND (CLASS)                                   OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
----------------------------------------------   ----------------------------------------------- ----------------        --------
LIQUID ASSETS PORTFOLIO
  CASH MANAGEMENT CLASS.......................   Fund Services Associates                             60,000,000          56.69%
                                                   11835 West Olympic Blvd.
                                                   Suite 205
                                                   Los Angeles, CA 90064
                                                 Oppenheimer & Co.                                    24,768,159          23.40%
                                                   Oppenheimer Tower
                                                   World Financial Center
                                                   New York, NY 10281
                                                 The Bank of New York                                  7,678,012           7.25%
                                                   One Wall Street, 2nd floor
                                                   Stif/Master Note
                                                   New York, NY 10286
                                                 Intellon Corporation                                  6,004,649           5.67%
                                                   5100 West Silver Springs Blvd.
                                                   Ocala, FL 34482

                                                                                                 SHARES OWNED OF
                                                                NAME AND ADDRESS                   RECORD AS OF          PERCENT
                 FUND (CLASS)                                   OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
----------------------------------------------   ----------------------------------------------- ----------------        --------
  INSTITUTIONAL CLASS.........................   Wachovia Bank and Trust                             369,591,937          14.44%
                                                   P.O. Box 3075
                                                   Winston-Salem, NC 27150
                                                 Trust Company Bank                                  265,032,201          10.35%
                                                   P.O. Box 105504
                                                   Atlanta, GA 30348
                                                 BZW Barclays Global Investors                       200,000,000           7.81%
                                                   980 9th St. Suite 600
                                                   Sacramento, CA 95814
                                                 Citibank as Agent, City of NY                       182,329,439           7.12%
                                                   111 Wall Street, 8th floor
                                                   New York, NY 10005
                                                 Society National Bank                               164,199,987           6.41%
                                                   Security Lending
                                                   Mail Code 01-127-0423
                                                   127 Public Square, 4th floor
                                                   Cleveland, OH 44114-1306
                                                 Nationsbank                                         156,792,301           6.13%
                                                   1401 Elm St. 11th floor
                                                   P.O. Box 831000
                                                   Dallas, TX 75283-1000
                                                 American Express Credit Corp.                       150,000,000           5.86%
                                                   301 N. Walnut Street
                                                   Suite 1002
                                                   Wilmington, DE 19801-2919
  MSTC CASH RESERVES CLASS....................   A I M Advisors, Inc.                                  5,048,927            100%
                                                   11 Greenway Plaza
                                                   Suite 1919
                                                   Houston, TX 77046
  PRIVATE INVESTMENT CLASS....................   Mellon Bank                                          59,147,438          98.31%
                                                   P.O. Box 710
                                                   Pittsburgh, PA 15230-0710
PRIME PORTFOLIO
  CASH MANAGEMENT CLASS.......................   Mellon Bank                                       86,847,386.25          26.58%
                                                   Three Mellon Center Rm 3840
                                                   Pittsburgh, PA 15259-0001
                                                 Oppenheimer & Co., Inc                            29,823,379.97           9.13%
                                                   Oppenheimer Tower
                                                   World Financial Center
                                                   New York, NY 10281
                                                 Southwest Bank of Texas, N.A.                     56,784,074.96          17.38%
                                                   4295 San Felipe
                                                   Houston, TX 77027
                                                 Fund Services Associates                          55,631,186.07          17.02%
                                                   11835 West Olympic Blvd.
                                                   Suite 205
                                                   Los Angeles, CA 90064
  INSTITUTIONAL CLASS.........................   U.S. Bank of Oregon                              680,333,005.13          11.87%
                                                   Trust Operations
                                                   321 Southwest Sixth
                                                   Portland, OR 97208
                                                 Comerica Bank                                    794,984,323.51          13.88%
                                                   P.O. Box 75000
                                                   Detroit, MI 48275-3455

                                                                                                 SHARES OWNED OF
                                                                NAME AND ADDRESS                   RECORD AS OF          PERCENT
                 FUND (CLASS)                                   OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
----------------------------------------------   ----------------------------------------------- ----------------        --------
                                                 NationsBank Texas                                479,406,585.95           8.37%
                                                   1401 Elm Street 11th Floor
                                                   P.O. Box 831000
                                                   Dallas, TX 75283-1000
                                                 Boatman's Trust Company                          352,336,388.94           6.15%
                                                   100 North Broadway
                                                   Attn: Fund Accounting LBT0785
                                                   St. Louis, MO 63101
                                                 Frost National Bank                              329,748,223.07           5.76%
                                                   P.O. Box 1600
                                                   Attn: Trust Securities (T-8)
                                                   San Antonio, TX 78296
                                                 Liberty Registration Co. of Oklahoma City        321,918,185.13           5.62%
                                                   Trust Security Processing Dept.
                                                   P.O. Box 25848
                                                   Oklahoma City, OK 73125
                                                 Citicorp, N.A.                                   289,514,638.00           5.05%
                                                   400 Royal Palm Way
                                                   3rd Floor
                                                   Palm Beach, FL 33480
  PERSONAL INVESTMENT CLASS...................   Bank of New York                                  70,008,038.04          63.26%
                                                   440 Mamaroneck Avenue
                                                   Harrison, NY 10528
                                                 Cullen/Frost Discount Brokers                     23,847,239.93          21.55%
                                                   P.O. Box 2358
                                                   San Antonio, TX 78299
                                                 Mark Twain Capital Markets Group                  12,875,173.62          11.63%
                                                   1630 S. Lindbergh Blvd.
                                                   St. Louis, MO 63131
  PRIVATE INVESTMENT CLASS....................   Huntington Capital Corp.                         154,048,927.27          61.51%
                                                   41 S. High St.
                                                   9th Floor
                                                   Columbus, OH 43287
                                                 Frost National Bank                               20,164,685.55           8.05%
                                                   P.O. Box 2950
                                                   San Antonio, TX 78299-2950
                                                 First Trust/Var & Co.                             24,232,264.00           9.68%
                                                   Funds Control Suite 0404
                                                   180 East Fifth Street
                                                   St. Paul, MN 55101
                                                 Liberty Registration Co. of Oklahoma City         18,713,507.25           7.47%
                                                   P.O. Box 25848
                                                   Oklahoma City, OK 73125
                                                 Cullen/Frost Discount Brokers                     13,450,913.20           5.37%
                                                   100 W. Houston St.
                                                   San Antonio, TX 78205
  RESOURCE CLASS..............................   Mellon Bank                                       31,737,724.49          21.86%
                                                   Three Mellon Center Rm. 3840
                                                   Pittsburgh, PA 15259-0001
                                                 Corestates Capital Markets                        21,055,787.58          14.50%
                                                   1345 Chestnut St.
                                                   FC 1-1-9-49
                                                   Philadelphia, PA 19101

                                                                                                 SHARES OWNED OF
                                                                NAME AND ADDRESS                   RECORD AS OF          PERCENT
                 FUND (CLASS)                                   OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
----------------------------------------------   ----------------------------------------------- ----------------        --------
                                                 Huntington Capital Corp.                          13,302,366.39           9.16%
                                                   41 S. High St.
                                                   Ninth Floor
                                                   Columbus, OH 43287
                                                 Tulsa & Co.                                        9,906,097.31           6.82%
                                                   P.O. Box 3688
                                                   Tulsa, OK 74101-3688
                                                 Harris Webb & Garrison                            13,302,366.39           9.16%
                                                   5599 San Felipe
                                                   Houston, TX 77056

STIT

     To the best knowledge of STIT, the names and addresses of the record holders of 5% or more of the outstanding shares of STIT as of the Record Date, and the amount of the outstanding shares owned of record by such holders are set forth below. STIT has no knowledge of shares held beneficially.

                                                                                                 SHARES OWNED OF
                                                                NAME AND ADDRESS                   RECORD AS OF          PERCENT
                 FUND (CLASS)                                   OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
----------------------------------------------   ----------------------------------------------- ----------------        --------
TREASURY PORTFOLIO
  CASH MANAGEMENT CLASS.......................   Bank of New York                                 664,170,366.91          70.63%
                                                   4 Fisher Lane
                                                   White Plains, NY 10603
                                                 Fund Services Associates                         197,908,474.61          21.05%
                                                   11835 West Olympic Blvd.
                                                   Suite 205
                                                   Los Angeles, CA 90064
  INSTITUTIONAL CLASS.........................   Trust Company Bank                               404,396,737.08          14.08%
                                                   P.O. Box 105504
                                                   Atlanta, GA 30348
                                                 Victoria Bank and Trust Co.                      242,069,692.78           8.43%
                                                   One O'Conner Plaza, 6th Floor
                                                   Victoria, TX 77902
                                                 Liberty Registration Co. of OK                   221,651,407.12           7.72%
                                                   P.O. Box 25848
                                                   Oklahoma City, OK 73125
                                                 U.S. Bank of Washington                          216,204,498.39           7.53%
                                                   P.O. Box 3168
                                                   Portland, OR 97208
                                                 NationsBank Texas                                172,015,895.22           5.99%
                                                   1401 Elm Street 11th Floor
                                                   P.O. Box 831000
                                                   Dallas, TX 75283-1000
                                                 Key Trust Company                                142,928,161.72           4.98%
                                                   4900 Tiedeman
                                                   Cleveland, OH 44101-5971
  PERSONAL INVESTMENT CLASS...................   Cullen/Frost Discount Brokers                    139,638,197.14          65.38%
                                                   P.O. Box 2358
                                                   San Antonio, TX 78299
                                                 Bank of New York                                  55,159,353.88          25.83%
                                                   4 Fisher Lane
                                                   White Plains, NY 10603

                                                                                                 SHARES OWNED OF
                                                                NAME AND ADDRESS                   RECORD AS OF          PERCENT
                 FUND (CLASS)                                   OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
----------------------------------------------   ----------------------------------------------- ----------------        --------
                                                 Kinco & Co. C/O RNB Securities                    14,950,867.00           7.00%
                                                   1 Hanson Pl., Lower Level
                                                   Brooklyn, NY 11243
  PRIVATE INVESTMENT CLASS....................   Liberty Bank & Trust Company of Tulsa, N.A.      168,967,365.15          44.30%
                                                   P.O. Box 25848
                                                   Oklahoma City, OK 73125
                                                 First Trust/Var & Co.                             78,565,065.00          20.60%
                                                   Funds Control Suite 0404
                                                   180 East Fifth Street
                                                   St. Paul, MN 55101
                                                 Huntington Capital Corp.                          65,148,414.04          17.08%
                                                   41 S. High St.
                                                   9th Floor
                                                   Columbus, OH 43287
                                                 Bank of New York                                  23,622,825.80           6.19%
                                                   4 Fisher Lane
                                                   White Plains, NY 10603
  RESOURCE CLASS..............................   Corestates Capital Markets                        57,446,569.00          57.79%
                                                   1345 Chestnut St.
                                                   Philadelphia, PA 19101
                                                 Mellon Bank                                       40,816,650.19          41.06%
                                                   Three Mellon Center Rm. 3840
                                                   Pittsburgh, PA 15259-0001
TREASURY TAXADVANTAGE PORTFOLIO
  INSTITUTIONAL CLASS.........................   First Trust/Var & Co.                            129,527,019.00          32.99%
                                                   Funds Control Suite 0404
                                                   180 East Fifth Street
                                                   St. Paul, MN 55101
                                                 Peoples Two Ten Company                           75,612,665.64          19.26%
                                                   C/O Summit Bank
                                                   Trust Operations, 7th Floor
                                                   P.O. Box 821
                                                   Hackensack, NJ 07602
                                                 Boatman's Trust Company                           43,260,837.98          11.02%
                                                   100 North Broadway
                                                   St. Louis, MO 63101
                                                 Liberty Registration Co. of OK                    38,162,045.63           9.72%
                                                   P.O. Box 25848
                                                   Oklahoma City, OK 73125
                                                 NationsBank Texas                                 20,065,207.45           5.11%
                                                   1401 Elm Street 11th Floor
                                                   P.O. Box 831000
                                                   Dallas, TX 75283-1000
  PRIVATE INVESTMENT CLASS....................   First National Bank of Chicago                    43,139,953.45          75.01%
                                                   Mail Suite 0126
                                                   Chicago, IL 60670-0126
                                                 Huntington Capital Corp.                          13,483,315.72          23.45%
                                                   41 S. High St.
                                                   9th Floor
                                                   Columbus, OH 43287

TFIC

     To the best knowledge of TFIC, the names and addresses of the record holders of 5% or more of the outstanding shares of TFIC as of the Record Date, and the amount of the outstanding shares owned of record by such holders are set forth below. TFIC has no knowledge of shares held beneficially.

                                                                                                 SHARES OF RECORD
                                                                NAME AND ADDRESS                   OWNED AS OF           PERCENT
                 FUND (CLASS)                                   OF RECORD OWNERS                 DECEMBER 3, 1996        OF CLASS
----------------------------------------------   ----------------------------------------------- ----------------        --------
CASH RESERVE PORTFOLIO
  INSTITUTIONAL CASH RESERVE SHARES...........   Nationsbank Texas                                250,245,948.64          23.75%
                                                   1401 Elm Street, 11th floor
                                                   P.O. Box 831000
                                                   Dallas, TX 75283-1000
                                                 Liberty Bank & Trust                             134,384,020.52          12.76%
                                                   P.O. Box 25848
                                                   Oklahoma City, OK 73125
                                                 Trust Company Bank                               116,524,733.34          11.06%
                                                   Center 3131
                                                   P.O. Box 105504
                                                   Atlanta, GA 30348
                                                 U.S. Bank of Oregon                               81,683,554.86           7.75%
                                                   555 Southwest Oak
                                                   Portland, OR 97204-1752
                                                 Frost National Bank                               65,167,499.27           6.19%
                                                   P.O. Box 1600
                                                   San Antonio, TX 78296
                                                 First Interstate Bank                             60,491,140.87           5.74%
                                                   26610 West Agoura Rd.
                                                   Calabasas, CA 91302
  PRIVATE INVESTMENT CLASS....................   Bank of New York                                  13,264,328.60          40.72%
                                                   4 Fisher Lane
                                                   White Plains, NY 10603
                                                 Huntington Capital Corp.                           7,639,942.16          23.46%
                                                   41 S. High Street
                                                   Ninth Floor
                                                   Columbus, OH 43287
                                                 Cullen/Frost Discount Brokers                      7,126,028.13          21.88%
                                                   P.O. Box 2358
                                                   San Antonio, TX 78299
                                                 Charter National Bank Houston                      1,944,661.88           5.97%
                                                   P.O. Box 1494
                                                   Houston, TX 77251-1494
                                                 First National Bank of Chicago                     1,724,731.71           5.30%
                                                   Corporate Trust Services
                                                   Mail Suite 0126
                                                   Chicago, IL 60670-0126

                                                                     APPENDIX 1

PROXY                                                                      PROXY
                         LIQUID ASSETS PORTFOLIO
                    A SERIES OF SHORT-TERM INVESTMENTS CO.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS/TRUSTEES
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                     GROUP D

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES. THE DIRECTORS/TRUSTEES RECOMMEND VOTING "FOR" ALL PROPOSALS.


1. ELECTION OF DIRECTORS/TRUSTEES -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II     Carl Frischling  Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson  Louis S. Sklar
                                                                                                       FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.                        / /      / /        / /

3. Proposal to eliminate fundamental investment policy prohibiting or restricting                      / /      / /        / /
   investments in other investment companies and/or to amend certain related fundamental investment policies.

4. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                            / /      / /        / /
   accountants for the Fund.

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                        GROUP D

PROXY                                                                      PROXY
                                PRIME PORTFOLIO
                    A SERIES OF SHORT-TERM INVESTMENTS CO.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS/TRUSTEES
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                     GROUP D

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES. THE DIRECTORS/TRUSTEES RECOMMEND VOTING "FOR" ALL PROPOSALS.

1. ELECTION OF DIRECTORS/TRUSTEES -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II     Carl Frischling  Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson  Louis S. Sklar

                                                                                                       FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.                        / /      / /        / /

3. Proposal to eliminate fundamental investment policy prohibiting or restricting                      / /      / /        / /
   investments in other investment companies and/or to amend certain related fundamental investment policies.

4. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                            / /      / /        / /
   accountants for the Fund.

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP D

PROXY                                                                      PROXY
                               TREASURY PORTFOLIO
                    A SERIES OF SHORT-TERM INVESTMENTS TRUST
               PROXY SOLICITED BY THE BOARD OF DIRECTORS/TRUSTEES
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date

                                                                     GROUP D

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES. THE DIRECTORS/TRUSTEES RECOMMEND VOTING "FOR" ALL PROPOSALS.

1. ELECTION OF DIRECTORS -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II     Carl Frischling  Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson  Louis S. Sklar
                                                                                                       FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.                        / /      / /        / /

3. Proposal to eliminate fundamental investment policy prohibiting or restricting                      / /      / /        / /
   investments in other investment companies and/or to amend certain related fundamental investment policies.

4. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                            / /      / /        / /
   accountants for the Fund.

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP D

PROXY                                                                      PROXY
                        TREASURY TAXADVANTAGE PORTFOLIO
                    A SERIES OF SHORT-TERM INVESTMENTS TRUST
               PROXY SOLICITED BY THE BOARD OF DIRECTORS/TRUSTEES
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date
                                                                     GROUP D

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES. THE DIRECTORS/TRUSTEES RECOMMEND VOTING "FOR" ALL PROPOSALS.

1. ELECTION OF DIRECTORS/TRUSTEES -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II     Carl Frischling  Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson  Louis S. Sklar
                                                                                                       FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.                        / /      / /        / /

3. Proposal to eliminate fundamental investment policy prohibiting or restricting                      / /      / /        / /
   investments in other investment companies and/or to amend certain related fundamental investment policies.

4. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                            / /      / /        / /
   accountants for the Fund.

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP D

PROXY                                                                      PROXY
                             CASH RESERVE PORTFOLIO
                      A SERIES OF TAX-FREE INVESTMENTS CO.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS/TRUSTEES
          PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- FEBRUARY 7, 1997

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of the Fund indicated above, on February 7, 1997 at 2 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THIS PROXY AND FOR APPROVAL OF THE OTHER PROPOSALS.

                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature (if held jointly)

                                 ___________________________________________
                                 Date


                                                                     GROUP D

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES. THE DIRECTORS/TRUSTEES RECOMMEND VOTING "FOR" ALL PROPOSALS.

1. ELECTION OF DIRECTORS/TRUSTEES -- To Withhold Authority to vote for any individual nominee, strike a line through the name below.

      FOR ALL  | |   WITHHOLD AUTHORITY | |   TO VOTE FILL IN BOX COMPLETELY
     NOMINEES  | |    FOR ALL NOMINEES  | |
     except as marked below

   Nominees: Charles T. Bauer   Bruce L. Crockett   Owen Daly II     Carl Frischling  Robert H. Graham
             John F. Kroeger    Lewis F. Pennock    Ian W. Robinson  Louis S. Sklar
                                                                                                       FOR    AGAINST    ABSTAIN
2. Proposal to approve a new Master Investment Advisory Agreement for the Fund.                        / /      / /        / /

3. Proposal to eliminate fundamental investment policy prohibiting or restricting                      / /      / /        / /
   investments in other investment companies and/or to amend certain related fundamental investment policies.

4. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent                            / /      / /        / /
   accountants for the Fund.

5. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
   BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                         GROUP D